UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21992

TENNENBAUM OPPORTUNITIES PARTNERS V, LP
(Exact Name of Registrant as Specified in Charter)

2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA 90405
(Address of Principal Executive Offices) (Zip Code)

ELIZABETH GREENWOOD, SECRETARY
TENNENBAUM OPPORTUNITIES PARTNERS V, LP
2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA 90405
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (310) 566-1000

Copies to:
RICHARD T. PRINS, ESQ.
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
FOUR TIMES SQUARE
NEW YORK, NEW YORK 10036

Date of fiscal year end: DECEMBER 31, 2012

Date of reporting period: DECEMBER 31, 2012

ITEM 1.     REPORTS TO STOCKHOLDERS.

Annual Report

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

December 31, 2012

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Annual Report

December 31, 2012

Contents

Portfolio Asset Allocation (Unaudited)	2

Financial Statements

Report of Independent Registered Public Accounting Firm	3
Statement of Assets and Liabilities	4
Statement of Investments	5
Statement of Operations	14
Statements of Changes in Net Assets	15
Statement of Cash Flows	16
Notes to Financial Statements	17
Schedule of Changes in Investments in Affiliates	30
Schedule of Restricted Securities of Unaffiliated Issuers	32

Supplemental Information (Unaudited)

Directors and Officers	33

Tennenbaum Opportunities Partners V, LP (the “Partnership”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Partnership’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Partnership’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Partnership’s proxy voting guidelines and information regarding how the Partnership voted proxies relating to portfolio investments during the most recent 12-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the Partnership’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Portfolio Asset Allocation (Unaudited)

December 31, 2012

Percent of Cash
Industry	and Investments

Gaming Industries	7.5%
Wired Telecommunications Carriers	6.7%
Semiconductor and Other Electronic Component Manufacturing	5.2%
Scheduled Air Transportation	4.7%
Oil and Gas Extraction	4.6%
Business Support Services	4.1%
Full-Service Restaurants	3.9%
Pharmaceutical and Medicine Manufacturing	3.6%
Radio and Television Broadcasting	3.5%
Motion Picture and Video Industries	3.2%
Accounting, Tax Preparation, Bookkeeping, and Payroll Services	2.9%
Management, Scientific, and Technical Consulting Services	2.8%
Communications Equipment Manufacturing	2.8%
Electronic Shopping and Mail-Order Houses	2.6%
Other Telecommunications	2.6%
Other Electrical Equipment and Component Manufacturing	2.5%
Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing	2.4%
Cable and Other Subscription Programming	2.3%
Specialty (except Psychiatric and Substance Abuse) Hospitals	2.2%
Highway, Street, and Bridge Construction	2.1%
Petroleum and Coal Products Manufacturing	2.1%
Couriers and Express Delivery Services	2.0%
Deep Sea, Coastal, and Great Lakes Water Transportation	1.9%
Iron and Steel Mills and Ferroalloy Manufacturing	1.6%
Nondepository Credit Intermediation	1.6%
Home Health Care Services	1.4%
Scientific Research and Development Services	1.3%
Architectural, Engineering, and Related Services	1.3%
Other Financial Investment Activities	1.2%
Pesticide, Fertilizer, and Other Agricultural Chemical Manufacturing	1.0%
Wireless Telecommunications Carriers (except Satellite)	1.0%
Other Amusement and Recreation Industries	0.9%
Coal Mining	0.8%
Support Activities for Mining	0.7%
Aerospace Product and Parts Manufacturing	0.7%
Newspaper, Periodical, Book, and Directory Publishers	0.7%
Data Processing, Hosting, and Related Services	0.6%
Grocery Stores	0.6%
Software Publishers	0.5%
Activities Related to Credit Intermediation	0.3%
Other Chemical Product and Preparation Manufacturing	0.2%
Depository Credit Intermediation	0.1%
Traveler Accommodation	0.1%
Charter Bus Industry	0.1%
Metal Ore Mining	0.1%
Home Furnishings Stores	0.0%
Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing	0.0%
Miscellaneous Securities	2.8%
Cash and Cash Equivalents	2.2%

Total	100.0%

2

Ernst & Young LLP 725 South Figueroa Street Los Angeles, California 90017 Tel: +1 213 977 3200 www.ey.com

Report of Independent Registered Public Accounting Firm

The Partners and Board of Directors of

Tennenbaum Opportunities Partners V, LP

We have audited the accompanying statement of assets and liabilities of Tennenbaum Opportunities Partners V, LP (a Delaware Limited Liability Partnership) (the Partnership), including the statement of investments, as of December 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Partnership’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tennenbaum Opportunities Partners V, LP at December 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

March 1, 2013

3

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments, at fair value:
Unaffiliated issuers (cost $998,722,349)	$876,258,821
Controlled issuers (cost $181,939,153)	199,888,475
Other affiliates (cost $351,853,936)	248,735,888
Total investments (cost $1,532,515,438)	1,324,883,184

Cash and cash equivalents	30,212,400
Accrued interest income:
Unaffiliated issuers	10,480,936
Controlled issuers	990,381
Other affiliates	516,013
Receivable for investments sold	7,097,924
Deferred debt issuance costs	2,150,431
Prepaid expenses and other assets	956,817
Total assets	1,377,288,086

Liabilities
Credit facility payable	225,796,601
Payable for investments purchased	6,474,732
Payable to the Common Limited Partner	543,163
Payable to the Investment Manager	117,911
Interest payable	38,342
Accrued expenses and other liabilities	1,766,504
Total liabilities	234,737,253

Preferred equity facility
Series A preferred interests; $20,000/interest liquidation preference; 25,000 interests authorized, 18,450 interests issued and outstanding	369,000,000
Accumulated distributions on Series A preferred interests	930,886
Total preferred limited partner interests	369,930,886

Net assets applicable to common limited and general partners	$772,619,947

Composition of net assets applicable to common limited and general partners
Paid-in capital	$1,081,728,330
Distributions in excess of net investment income	(8,809,999)
Accumulated net realized loss	(97,645,354)
Accumulated net unrealized depreciation	(202,653,030)
Net assets applicable to common limited and general partners	$772,619,947

See accompanying notes.

4

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Statement of Investments

December 31, 2012

Showing Percentage of Total Cash and Investments of the Partnership

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (79.32%)
Bank Debt (54.00%) (1)
Accounting, Tax Preparation, Bookkeeping, and Payroll Services (2.91%)
Expert Global Solutions, LLC, Senior Secured 1st Lien Term Loan B, LIBOR + 6.75%, 1.25% LIBOR Floor, due 4/2/18	$4,471,255	$4,492,225	0.33%
Expert Global Solutions, LLC, Senior Secured 2nd Lien Term Loan, LIBOR + 9.5%, 1.5% LIBOR Floor, due 10/2/18	$34,944,025	34,891,609	2.58%
Total Accounting, Tax Preparation, Bookkeeping, and Payroll Services		39,383,834

Aerospace Product and Parts Manufacturing (0.55%)
Hawker Beechcraft, Inc., DIP Term Loan, LIBOR + 8%, 1.75% LIBOR Floor, due 2/28/13	$1,511,107	1,534,377	0.11%
Hawker Beechcraft, Inc., Senior Secured 1st Lien Series A New Term Loan, LIBOR + 8.5%, 2% LIBOR Floor, due 3/26/14(4)	$3,688,369	2,016,321	0.15%
Hawker Beechcraft, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 2%, due 3/26/14(4)	$6,889,324	3,771,905	0.28%
Hawker Beechcraft, Inc., Senior Secured Letters of Credit, LIBOR + 2%, due 3/26/14(4)	$152,606	83,552	0.01%
Total Aerospace Product and Parts Manufacturing		7,406,155

Architectural, Engineering, and Related Services (0.25%)
ESP Holdings, Inc., 2nd Lien Term Loan, LIBOR + 13%, 2.5% LIBOR Floor, due 3/31/17(2)	$3,424,501	3,424,501	0.25%

Business Support Services (3.99%)
STG-Fairway Acquisitions, Inc., Senior Secured 2nd Lien Term Loan, 12.5%, due 12/29/15	$55,941,825	54,011,832	3.99%

Cable and Other Subscription Programming (2.28%)
Medfort, S.a.r.l., 1st Lien Term Loan A, 15% PIK, due 11/21/17 - (Germany)(2),(3),(4)	€3,423,334	4,304,133	0.32%
Medfort, S.a.r.l., 1st Lien Term Loan A2, 15% PIK, due 11/21/17 - (Germany)(2),(3),(4)	€12,035,724	15,132,431	1.11%
Medfort, S.a.r.l., 1st Lien Term Loan B, 1% PIK, due 11/21/17 - (Germany)(2),(3),(4)	€27,623,608	3,972,377	0.29%
Medfort, S.a.r.l., 1st Lien Term Loan B2, 1% PIK, due 11/21/17 - (Germany)(2),(3),(4)	€9,243,109	12	-
Primacom Holding GmbH, Super Senior Facility A, 12% PIK, due 9/30/15 - (Germany)(2),(3)	€3,172,043	4,184,876	0.31%
Primacom Management GmbH, Mezzanine Term Loan A, 1% PIK, due 11/21/17 - (Germany)(2),(3),(4)	€2,542,833	3,354,760	0.25%
Total Cable and Other Subscription Programming		30,948,589

5

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Statement of Investments (Continued)

December 31, 2012

Showing Percentage of Total Cash and Investments of the Partnership

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (continued)
Charter Bus Industry (0.07%)
Coach America Holdings, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 2.75% Cash + 3% PIK, 1.5% LIBOR Floor, due 4/20/14 (4)	$14,197,666	$798,619	0.06%
Coach America Holdings, Inc., Senior Secured Letters of Credit PIK Facility, LIBOR + 2.75% Cash + 3% PIK, 1.5% LIBOR Floor, due 4/20/14 (4)	$151,999	8,550	-
Coach America Holdings, Inc., Senior Secured Letters of Credit, LIBOR + 2.75% Cash + 3% PIK, 1.5% LIBOR Floor, due 4/20/14 (4)	$3,405,252	191,545	0.01%
Total Charter Bus Industry		998,714

Communications Equipment Manufacturing (2.34%)
Dialogic Corporation, Inc., Senior Secured Notes, 5% Cash + 5% PIK, due 3/31/15 (6)	$36,621,224	31,713,980	2.34%

Couriers and Express Delivery Services (1.99%)
U.S. Xpress Enterprises, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 7.5%, 1.5% LIBOR Floor, due 11/14/16	$27,000,000	26,932,500	1.99%

Deep Sea, Coastal, and Great Lakes Water Transportation (1.93%)
Overseas Shipholding Group, Inc., Unsecured Revolver, LIBOR + 0.75%, due 2/8/13	$30,193,967	26,123,124	1.93%

Electronic Shopping and Mail-Order Houses (2.37%)
Shopzilla, Inc., Senior Secured 2nd Lien Term Loan, 13%, due 6/1/14	$32,032,313	32,144,426	2.37%

Full-Service Restaurants (3.71%)
RM Holdco, LLC, Subordinated Convertible Term Loan, 1.12% PIK, due 3/21/18 (6)	$16,511,267	16,511,267	1.22%
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche A, 11%, due 3/19/16 (6)	$10,588,767	10,588,767	0.78%
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche B,
12% Cash + 7% PIK, due 3/19/16 (6)	$17,627,841	17,627,841	1.30%
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche B-1,
12% Cash + 7% PIK, due 3/19/16 (6)	$5,567,313	5,567,313	0.41%
Total-Full Service Restaurants		50,295,188

Grocery Stores (0.57%)
Bashas, Inc., Senior Secured 1st Lien FILO Term Loan, LIBOR + 9.35%, 1.5% LIBOR Floor, due 12/28/15	$7,478,434	7,665,395	0.57%

Highway, Street, and Bridge Construction (0.75%)
Contech Engineered Solutions, LLC, Senior Secured 1st Lien Term Loan, LIBOR + 8% Cash + 3% PIK, 2% LIBOR Floor, due 2/7/17 (2)	$10,128,064	10,128,064	0.75%

Home Health Care Services (0.05%)
Gentiva Health Services, Inc., Senior Secured 1st Lien Term Loan B, LIBOR + 3.5%, 1.25% LIBOR Floor, due 8/17/16	$701,846	693,424	0.05%

Iron and Steel Mills and Ferroalloy Manufacturing (1.63%)
Essar Steel Algoma, Inc., Senior Secured Term Loan, LIBOR + 7.5%, 1.25% LIBOR Floor, due 9/20/14	$22,178,747	22,030,926	1.63%

6

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Statement of Investments (Continued)

December 31, 2012

Showing Percentage of Total Cash and Investments of the Partnership

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (continued)
Management, Scientific, and Technical Consulting Services (2.84%)
Hill International, Inc., Senior Secured 1st Lien Term Loan, 7.5%, due 10/17/16	$46,666,667	$38,476,667	2.84%

Motion Picture and Video Industries (3.15%)
CORE Entertainment, Inc., Senior Secured 1st Lien Term Loan, 9%, due 6/21/17	$26,627,910	23,132,997	1.70%
CORE Entertainment, Inc., Senior Secured 2nd Lien Term Loan, 13.5%, due 6/21/18	$21,302,328	19,598,142	1.45%
Total Motion Picture and Video Industries		42,731,139

Newspaper, Periodical, Book, and Directory Publishers (0.22%)
Berry Agency, LLC, Senior Secured 1st Lien Term Loan, LIBOR + 7%, 3% LIBOR Floor, due 11/18/14	$100,876	100,876	0.01%
Hanley-Wood, LLC, Senior Unsecured Term Loan, LIBOR + 6.5%, 1.5% LIBOR Floor, due 1/13/17	$3,045,323	2,932,646	0.21%
Total Newspaper, Periodical, Book, and Directory Publishers		3,033,522

Other Amusement and Recreation Industries (0.85%)
Intrawest Cayman L.P., 1st Lien Term Loan, LIBOR + 5.75%, 1.25% LIBOR Floor, due 12/4/17 - (Cayman Islands)	$1,250,000	1,257,812	0.09%
Intrawest Cayman L.P., 2nd Lien Term Loan, LIBOR + 9.5%, 1.25% LIBOR Floor, due 12/4/18 - (Cayman Islands)	$10,250,000	10,250,000	0.76%
Total Other Amusement and Recreation Industries		11,507,812

Other Electrical Equipment and Component Manufacturing (2.54%)
Palladium Energy, Inc., Term Loan, LIBOR + 9%, 1% LIBOR Floor, due 12/21/17	$35,000,000	34,405,000	2.54%

Other Financial Investment Activities (1.19%)
Marsico Capital Management, Senior Secured 1st Lien Term Loan, LIBOR + 5%, due 12/31/22	$31,748,701	16,191,838	1.19%

Other Telecommunications (2.55%)
Gogo, LLC, Senior Secured 1st Lien Term Loan, LIBOR + 9.75%, 1.5% LIBOR Floor, due 6/21/17	$34,268,735	34,611,423	2.55%

Petroleum and Coal Products Manufacturing (2.09%)
Boomerang Tube, LLC, 2nd Lien Term Loan, LIBOR + 9.5%, 1.5% LIBOR Floor, due 10/2/17	$28,721,634	28,362,613	2.09%

Radio and Television Broadcasting (2.65%)
RMG Networks, Inc., Senior Secured 1st Lien Term Loan, 14%, due 4/10/15 (2)	$19,067,409	13,900,141	1.03%
SiTV, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 6% Cash + 4% PIK, 2% LIBOR Floor, due 8/3/16	$22,937,374	21,985,473	1.62%
Total Radio and Television Broadcasting		35,885,614

Scheduled Air Transportation (2.55%)
N913DL Trust, Aircraft Secured Mortgage, 8%, due 7/15/18 (6)	$711,552	713,130	0.05%
N918DL Trust, Aircraft Secured Mortgage, 8%, due 7/15/18 (6)	$886,366	882,420	0.07%
N954DL Trust, Aircraft Secured Mortgage, 8%, due 9/20/19 (6)	$1,151,506	1,160,280	0.09%

7

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Statement of Investments (Continued)

December 31, 2012

Showing Percentage of Total Cash and Investments of the Partnership

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (continued)
N955DL Trust, Aircraft Secured Mortgage, 8%, due 9/20/19 (6)	$1,182,384	$1,188,000	0.09%
N956DL Trust, Aircraft Secured Mortgage, 8%, due 9/20/19 (6)	$1,182,875	1,189,650	0.09%
N957DL Trust, Aircraft Secured Mortgage, 8%, due 9/20/19 (6)	$1,192,726	1,198,560	0.09%
N959DL Trust, Aircraft Secured Mortgage, 8%, due 9/20/19 (6)	$1,202,497	1,207,470	0.09%
N960DL Trust, Aircraft Secured Mortgage, 8%, due 9/20/19 (6)	$1,241,637	1,243,770	0.09%
N961DL Trust, Aircraft Secured Mortgage, 8%, due 9/20/19 (6)	$1,232,665	1,236,510	0.09%
N976DL Trust, Aircraft Secured Mortgage, 8%, due 7/15/18 (6)	$920,131	918,720	0.07%
United Air Lines, Inc., Aircraft Secured Mortgage (N510UA), 20%, due 9/26/16 (6)	$3,909,693	5,223,660	0.39%
United Air Lines, Inc., Aircraft Secured Mortgage (N512UA), 20%, due 10/26/16 (6)	$3,947,166	5,298,775	0.39%
United Air Lines, Inc., Aircraft Secured Mortgage (N536UA), 16%, due 8/21/14 (6)	$2,400,072	2,646,220	0.20%
United Air Lines, Inc., Aircraft Secured Mortgage (N545UA), 16%, due 7/17/15 (6)	$3,600,234	4,161,190	0.30%
United Air Lines, Inc., Aircraft Secured Mortgage (N585UA), 20%, due 10/25/16 (6)	$4,634,563	6,222,780	0.45%
Total Scheduled Air Transportation		34,491,135

Semiconductor and Other Electronic Component Manufacturing (5.02%)
Isola USA Corporation, 1st Lien Term Loan, LIBOR + 8%, 2% LIBOR Floor, due 9/29/15	$27,414,213	27,414,213	2.03%
Isola USA Corporation, Mezzanine Term Loan, 8% Cash + 8% PIK, due 3/29/16	$3,234,732	3,234,732	0.24%
MEMC Electronic Materials, Inc., Senior Secured 2nd Lien Term Loan, LIBOR + 9.25%, 1.5% LIBOR Floor, due 10/2/17	$37,171,750	39,030,337	2.88%
MEMC Electronic Materials, Inc., Senior Secured Revolver, LIBOR + 3.75%, due 3/23/14 ∆	$-	(1,710,745)	(0.13)%
Total Semiconductor and Other Electronic Component Manufacturing		67,968,537

Support Activities for Mining (0.06%)
Trico Shipping AS, 1st Lien Term Loan A, LIBOR + 8.5%, 1.5% LIBOR Floor, due 5/13/14 - (Norway)	$643,879	643,879	0.04%
Trico Shipping AS, 1st Lien Term Loan B, LIBOR + 8.5%, 1.5% LIBOR Floor, due 5/13/14 - (Norway)	$226,657	226,657	0.02%
Total Support Activities for Mining		870,536

Wired Telecommunications Carriers (1.91%)
Bulgaria Telecom Company AD, 1st Lien Facility 1A Term Loan,
EURIBOR + 5.5%, due 11/9/17 - (Bulgaria) (3)	€9,071,457	10,412,136	0.77%
Integra Telecom Holdings, Inc., 1st Lien Term Loan, LIBOR + 7.25%, 2% LIBOR Floor, due 4/15/15 (2)	$12,280,051	12,338,872	0.91%
Viva Telecom Bulgaria EAD, 1st Lien Facility 1B Term Loan, EURIBOR + 5.5%, due 11/9/17 - (Luxembourg) (3)	€2,726,883	3,129,891	0.23%
Total Wired Telecommunications Carriers		25,880,899

∆ Negative amount relates to an unfunded revolving credit facility that was acquired and valued at a discount.

8

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Statement of Investments (Continued)

December 31, 2012

Showing Percentage of Total Cash and Investments of the Partnership

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (continued)
Wireless Telecommunications Carriers (except Satellite) (0.99%)
Globalive Wireless Management Corp., Senior Secured 1st Lien Term Loan, LIBOR + 8.9%, due 10/9/12 - (Canada)	$13,634,043	$13,470,434	0.99%

Total Bank Debt (Cost $792,167,950)		731,787,821

Other Corporate Debt Securities (25.32%)
Aerospace Product and Parts Manufacturing (0.18%)
Hawker Beechcraft, Inc., Senior Unsecured Notes, 8.5%, due 4/1/15 (4)	$20,957,000	1,886,130	0.14%
Hawker Beechcraft, Inc., Senior Unsecured Notes, 8.875%, due 4/1/15 (4)	$6,123,000	551,070	0.04%
Total Aerospace Product and Parts Manufacturing		2,437,200

Architectural, Engineering, and Related Services (0.88%)
Alion Science & Technology Corporation, Senior Notes, 10.25%, due 2/1/15	$16,561,000	8,528,915	0.63%
Alion Science & Technology Corporation, Senior Secured Notes, 10% Cash + 2% PIK, due 11/1/14	$1,068,605	1,031,204	0.08%
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 6% Cash + 10% PIK, due 12/31/19 (2), (5)	$2,370,819	2,345,925	0.17%
Total Architectural, Engineering, and Related Services		11,906,044

Coal Mining (0.84%)
Westmoreland Coal Co., Senior Secured Notes, 10.75%, due 2/1/18	$11,321,000	11,363,454	0.84%

Gaming Industries (3.17%)
Harrah's Operating Company, Inc., 2nd Priority Secured Notes, 10%, due 12/15/18	$64,338,000	42,945,615	3.17%

Home Furnishings Stores (0.03%)
Linens 'n Things, Inc., Senior Secured Notes, LIBOR + 5.625%, due 1/15/14 (4)	$9,189,000	413,505	0.03%

Home Health Care Services (1.39%)
Gentiva Health Services, Inc., Senior Unsecured Notes, 11.5%, due 9/1/18	$19,756,000	18,842,285	1.39%

Metal Ore Mining (0.05%)
Molycorp, Inc., 1st Lien Senior Secured Notes, 10%, due 6/1/20 (5)	$676,000	623,822	0.05%

Nondepository Credit Intermediation (1.63%)
Caribbean Financial Group, Senior Secured Notes, 11.5%, due 11/15/19 (5)	$22,000,000	22,082,500	1.63%

Oil and Gas Extraction (3.81%)
Geokinetics Holdings, Inc., Senior Secured Notes, 9.75%, due 12/15/14	$3,777,000	1,639,785	0.12%
Linc Energy Finance, Inc., Senior Secured Notes, 12.5%, due 10/31/17 (5)	$16,220,000	16,199,725	1.20%
Woodbine Holdings, LLC, Senior Secured Notes, 12%, due 5/15/16 (5), (6)	$25,340,000	27,240,500	2.00%
Woodbine Holdings, LLC, Unsecured Notes, 15% PIK, due 5/12/17 (6)	$6,582,065	6,582,065	0.49%
Total Oil and Gas Extraction		51,662,075

Other Chemical Product and Preparation Manufacturing (0.20%)
Momentive Performance Materials, Inc., 2nd Lien Unsecured Notes, 9%, due 1/15/21 (5)	$3,688,000	2,705,959	0.20%

Pesticide, Fertilizer, and Other Agricultural Chemical Manufacturing (0.99%)
Vertellus Specialties, Inc., Senior Secured Notes, 9.375%, due 10/1/15 (5)	$15,545,000	13,368,700	0.99%

9

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Statement of Investments (Continued)

December 31, 2012

Showing Percentage of Total Cash and Investments of the Partnership

	Principal		Percent of
	Amount	Fair	Cash and
Investment	or Shares	Value	Investments

Debt Investments (continued)
Pharmaceutical and Medicine Manufacturing (1.81%)
Novasep Holdings SAS, Senior Secured 1st Lien Notes, 8%, due 12/15/16 - (France) (2), (5)	$24,483,000	$24,483,000	1.81%

Radio and Television Broadcasting (0.75%)
LBI Media, Inc., Senior Secured Notes, 9.25%, due 4/15/19 (5)	$10,790,000	10,142,600	0.75%

Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing (2.38%)
AGY Holding Corporation, Senior Secured 2nd Lien Notes, 11%, due 11/15/14	$64,889,000	32,282,277	2.38%

Scientific Research and Development Services (1.29%)
BPA Laboratories, Inc., Senior Secured Notes, 12.25%, due 4/1/17 (5)	$19,390,000	17,547,950	1.29%

Software Publishers (0.51%)
Open Solutions, Inc., Senior Subordinated Notes, 9.75%, due 2/1/15 (5)	$8,544,000	6,899,280	0.51%

Specialty (except Psychiatric and Substance Abuse) Hospitals (2.14%)
Radiation Therapy Services, Inc., Senior Subordinated Notes, 9.875%, due 4/15/17	$40,644,000	29,060,460	2.14%

Wired Telecommunications Carriers (0.45%)
Integra Telecom, Inc., Senior Secured 1st Lien Notes, 10.75%, due 4/15/16 (2), (5)	$5,830,000	6,115,379	0.45%

Miscellaneous Securities (2.82%) (8)	$47,668,000	38,200,284	2.82%

Total Other Corporate Debt Securities (Cost $393,347,739)		343,082,389

Total Debt Investments (Cost $1,185,515,689)		1,074,870,210

Equity Securities (18.45%)
Activities Related to Credit Intermediation (0.33%)
Online Resources Corporation, Common Stock (2), (4)	1,959,400	4,447,838	0.33%

Architectural, Engineering, and Related Services (0.14%)
Alion Science & Technology Corporation, Warrants (4)	9,175	92	-
ESP Holdings, Inc., 15% PIK, Cumulative Preferred Stock (2), (4), (5)	6,674	1,197,909	0.09%
ESP Holdings, Inc., Common Stock (2), (4), (5)	29,156	744,148	0.05%
Total Architectural, Engineering, and Related Services		1,942,149

Business Support Services (0.05%)
STG-Fairway Holdings, LLC, Class A Units (4), (5)	226,242	678,726	0.05%

Cable and Other Subscription Programming (0.00%)
Perseus Holdings S.A., Common Stock - (Luxembourg) (2), (3), (4), (5)	78,000	-	-

Communications Equipment Manufacturing (0.48%)
Dialogic, Inc., Common Stock (4), (5), (6)	3,734,944	5,094,464	0.37%
Dialogic, Inc., Preferred Stock (4), (5), (6)	1	100	-
Dialogic, Inc., Warrants to Purchase Common Stock (4), (5), (6)	1,920,000	1,463,200	0.11%
Total Communications Equipment Manufacturing		6,557,764

10

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Statement of Investments (Continued)

December 31, 2012

Showing Percentage of Total Cash and Investments of the Partnership

			Percent of
		Fair	Cash and
Investment	Shares	Value	Investments

Equity Securities (continued)
Data Processing, Hosting, and Related Services (0.62%)
GXS Holdings, Inc., Common Stock (4), (5)	1,806,332	$181	-
GXS Holdings, Inc., Series A Preferred Stock (4), (5)	34,251	8,354,868	0.62%
Total Data Processing, Hosting, and Related Services		8,355,049

Depository Credit Intermediation (0.13%)
Doral Financial Corporation, Common Stock (4)	2,410,796	1,745,657	0.13%

Electronic Shopping and Mail-Order Houses (0.25%)
Shop Holding, LLC, Class A Units (4), (5)	1,379,026	2,575,482	0.19%
Shop Holding, LLC, Warrants to Purchase Class A Units (4), (5)	919,351	797,374	0.06%
Total Electronic Shopping and Mail-Order Houses		3,372,856

Full-Service Restaurants (0.20%)
RM Holdco, LLC, Membership Units (4), (5), (6)	42,552,000	2,746,522	0.20%

Gaming Industries (4.34%)
TOPV New World Holdings, LLC, Membership Interests - (Canada) (2), (4), (5)	6,843,047	56,214,933	4.15%
Tropicana Entertainment, Inc., Common Stock (4), (5)	180,844	2,577,027	0.19%
Total Gaming Industries		58,791,960

Highway, Street, and Bridge Construction (1.38%)
Contech Holdings, Inc., Common Stock (2), (4), (5)	711,255	18,670,444	1.38%

Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing (0.00%)
Precision Holdings, LLC, Class C Membership Interests (4), (5)	94	59,978	-

Newspaper, Periodical, Book, and Directory Publishers (0.47%)
HW Topco, Inc., Common Stock (4), (5)	644,705	6,134,368	0.45%
HW Topco, Inc., Preferred Stock (4), (5)	1,693	16,109	-
TBC Holdings I, Inc., Common Stock (4), (5)	2,967	232,316	0.02%
Total Newspaper, Periodical, Book, and Directory Publishers		6,382,793

Oil and Gas Extraction (0.81%)
Woodbine Intermediate Holdings, LLC, Membership Units (4), (5), (6)	576	11,022,898	0.81%

Other Amusement and Recreation Industries (0.00%)
Bally Total Fitness Holding Corporation, Common Stock (4), (5)	1,799	8,239	-
Bally Total Fitness Holding Corporation, Warrants (4), (5)	3,245	-	-
Total Other Amusement and Recreation Industries		8,239

Other Financial Investment Activities (0.02%)
Marsico Holdings, LLC, Common Interest Units (4), (5)	474,738	237,369	0.02%

11

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Statement of Investments (Continued)

December 31, 2012

Showing Percentage of Total Cash and Investments of the Partnership

			Percent of
		Fair	Cash and
Investment	Shares	Value	Investments

Equity Securities (continued)
Pharmaceutical and Medicine Manufacturing (1.77%)
NHSAS Holdings, LLC, Membership Units (3), (4), (5), (6)	6,656	$8,781	-
NVHL S.A, Common Shares - (Luxembourg) (2), (3), (4), (5)	5,127,200	23,924,705	1.77%
Total Pharmaceutical and Medicine Manufacturing		23,933,486

Radio and Television Broadcasting (0.08%)
Reach Media Group Holdings, Inc., Warrants to Purchase Common Stock (2), (4), (5)	7,179,572	-	-
Reach Media Group Holdings, Inc., Warrants to Purchase Series A Preferred Stock (2), (4), (5)	2,272,580	-	-
Reach Media Group Holdings, Inc., Warrants to Purchase Series B Preferred Stock (2), (4), (5)	2,476,138	-	-
Reach Media Group Holdings, Inc., Warrants to Purchase Series C Preferred Stock (2), (4), (5)	1,419,264	-	-
SiTV, Inc., Warrants to Purchase Common Stock (4), (5)	786,791	1,132,979	0.08%
Total Radio and Television Broadcasting		1,132,979

Scheduled Air Transportation (2.16%)
N913DL Trust Beneficial Interest (Aircraft Trust) (5), (6)	904	216,480	0.02%
N918DL Trust Beneficial Interest (Aircraft Trust) (5), (6)	840	233,970	0.02%
N954DL Trust Beneficial Interest (Aircraft Trust) (5), (6)	818	220,110	0.02%
N955DL Trust Beneficial Interest (Aircraft Trust) (5), (6)	809	311,850	0.02%
N956DL Trust Beneficial Interest (Aircraft Trust) (5), (6)	811	316,800	0.02%
N957DL Trust Beneficial Interest (Aircraft Trust) (5), (6)	809	318,120	0.02%
N959DL Trust Beneficial Interest (Aircraft Trust) (5), (6)	807	319,110	0.02%
N960DL Trust Beneficial Interest (Aircraft Trust) (5), (6)	801	329,340	0.02%
N961DL Trust Beneficial Interest (Aircraft Trust) (5), (6)	805	332,640	0.02%
N976DL Trust Beneficial Interest (Aircraft Trust) (5), (6)	859	161,700	0.01%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N510UA) (5), (6)	412	4,569,318	0.34%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N512UA) (5), (6)	408	4,513,239	0.32%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N536UA) (5), (6)	591	5,951,253	0.45%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N545UA) (5), (6)	500	5,878,101	0.44%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N585UA) (5), (6)	408	5,557,611	0.42%
Total Scheduled Air Transportation		29,229,642

Semiconductor and Other Electronic Component Manufacturing (0.16%)
TPG Hattrick Holdco, LLC, Common Units (4), (5)	1,935,857	2,139,122	0.16%

Support Activities for Mining (0.68%)
DeepOcean Group Holding AS, Common Stock - (Norway) (4), (5)	410,366	9,161,464	0.68%

Traveler Accommodation (0.10%)
Buffets Restaurants Holdings, Inc., Common Stock (4), (5)	139,526	1,395,260	0.10%

12

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Statement of Investments (Continued)

December 31, 2012

Showing Percentage of Total Cash and Investments of the Partnership

	Principal		Percent of
	Amount	Fair	Cash and
Investment	or Shares	Value	Investments

Equity Securities (continued)
Wired Telecommunications Carriers (4.28%)
Hawaiian Telcom Holdco, Inc., Common Stock (4)	462,676	$9,022,182	0.67%
Hawaiian Telcom Holdco, Inc., Warrants (4)	54,272	337,029	0.02%
Integra Telecom, Inc., Common Stock (2), (4), (5)	10,080,250	39,851,440	2.94%
Integra Telecom, Inc., Warrants (2), (4), (5)	3,018,747	-	-
V Telecom Investment S.C.A, Common Shares - (Luxembourg) (3), (4), (5)	3,741	8,790,128	0.65%
Total Wired Telecommunications Carriers		58,000,779

Total Equity Securities (Cost $346,999,749)		250,012,974

Total Investments (Cost $1,532,515,438) (7)		1,324,883,184

Cash and Cash Equivalents (2.23%)
Union Bank of California, Commercial Paper, 0.10%, due 1/2/13	$10,000,000	9,999,972	0.74%
Cash Denominated in Foreign Currency (Cost $3,863,561)	€2,918,048	3,849,781	0.28%
Cash Denominated in Foreign Currency (Cost $152,518)	£100,175	162,835	0.01%
Cash Held on Account at Various Institutions	$16,199,812	16,199,812	1.20%
Total Cash and Cash Equivalents		30,212,400

Total Cash and Investments		$1,355,095,584	100.00%

Notes to Statement of Investments:

(1)	Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)	Non-controlled affiliate – as defined under the Investment Company Act of 1940 (ownership of between 5% and 25% of the outstanding voting securities of this issuer).

(3)	Principal amount or shares denominated in foreign currency. Cost and fair value converted to U.S. dollars.

(4)	Non-income producing security.

(5)	Restricted security - See Note 2, Summary of Significant Accounting Policies.

(6)	Controlled issuer – as defined under the Investment Company Act of 1940 (ownership of more than 25% of the outstanding voting securities of this issuer).

(7)	Includes investments with an aggregate fair value of $47,393,453 that have been segregated to collateralize certain unfunded commitments.

(8)	Miscellaneous Securities are comprised of certain unrestricted security positions that have not previously been publicly disclosed.

Aggregate acquisitions and aggregate dispositions of investments, other than government securities, totaled $705,070,361 and $494,584,509, respectively. Aggregate acquisitions includes investment assets received as payment in-kind. Aggregate dispositions includes principal paydowns on debt investments.

The total value of restricted securities and bank debt as of December 31, 2012 was $1,116,003,337, or 82.36% of total cash and investments of the Partnership.

13

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Statement of Operations

Year Ended December 31, 2012

Investment income
Interest income:
Unaffiliated issuers	$89,656,333
Controlled issuers	16,327,793
Other affiliates	17,241,836
Other income:
Unaffiliated issuers	1,757,145
Controlled issuers	3,354,166
Other affiliates	646,343
Total investment income	128,983,616

Operating expenses
Management and advisory fees	28,650,000
Legal fees, professional fees and due diligence expenses	1,152,876
Amortization of deferred debt issuance costs	1,072,996
Interest expense	661,123
Commitment fees	650,648
Insurance expense	249,401
Custody fees	176,000
Director fees	162,667
Other operating expenses	565,768
Total operating expenses	33,341,479

Net investment income	95,642,137

Net realized and unrealized gain (loss)
Net realized gain (loss) from:
Investments in unaffiliated issuers	(84,444,830)
Investments in controlled issuers	(3,463,474)
Investments in other affiliates	11,241,580
Foreign currency transactions	(5,786,076)
Net realized loss	(82,452,800)

Net change in net unrealized appreciation/depreciation on:
Investments	39,095,949
Foreign currency	5,207,627
Net change in net unrealized appreciation/depreciation	44,303,576

Net realized and unrealized loss	(38,149,224)

Dividends paid on preferred equity facility	(3,537,091)
Net change in accumulated dividends on preferred equity facility	(32,861)

Net increase in net assets applicable to common limited and general partners resulting from operations	$53,922,961

See accompanying notes.

14

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Statements of Changes in Net Assets

	Year Ended December 31, 2012
		Common
		Limited	General
	Total	Partner	Partner
Net assets applicable to common limited and general partners, beginning of year	$834,882,226	$834,882,226	$-

Net investment income	95,642,137	95,642,137	-
Net realized loss	(82,452,800)	(82,452,800)	-
Net change in net unrealized appreciation/depreciation	44,303,576	44,303,576	-
Dividends paid on preferred equity facility from net investment income	(3,537,091)	(3,537,091)	-
Net change in accumulated dividends on preferred equity facility	(32,861)	(32,861)	-
Net increase in net assets applicable to common limited and general partners resulting from operations	53,922,961	53,922,961	-

Distributions to common limited and general partners from:
Net investment income	(116,185,240)	(116,185,240)	-
Total distributions to common limited and general partners	(116,185,240)	(116,185,240)	-

Net assets applicable to common limited and general partners, end of year (including distributions in excess of net investment income of $8,809,999)	$772,619,947	$772,619,947	$-

	Year Ended December 31, 2011
		Common
		Limited	General
	Total	Partner	Partner
Net assets applicable to common limited and general partners, beginning of year	$1,010,196,281	$1,010,196,281	$-

Net investment income	98,247,545	98,247,545	-
Net realized gain	56,014,941	56,014,941	-
Net change in net unrealized depreciation	(185,217,538)	(185,217,538)	-
Dividends paid on preferred equity facility from net investment income	(3,444,951)	(3,444,951)	-
Net change in accumulated dividends on preferred equity facility	(30,547)	(30,547)	-
Net decrease in net assets applicable to common limited and general partners resulting from operations	(34,430,550)	(34,430,550)	-

Distributions to common limited and general partners from:
Net investment income	(93,863,923)	(93,863,923)	-
Net realized gain	(47,019,582)	(47,019,582)	-
Total distributions to common limited and general partners	(140,883,505)	(140,883,505)	-

Net assets applicable to common limited and general partners, end of year (including accumulated net investment income of $1,824,086)	$834,882,226	$834,882,226	$-

See accompanying notes.

15

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Statement of Cash Flows

December 31, 2012

Operating activities
Net increase in net assets applicable to common limited and general partners resulting from operations	$53,922,961
Adjustments to reconcile net increase in net assets applicable to common limited and general partners resulting from operations to net cash used in operating activities:
Net realized loss	82,452,800
Net change in net unrealized appreciation/depreciation	(43,850,355)
Dividends paid on preferred equity facility	3,537,091
Net change in accumulated dividends on preferred equity facility	32,861
Interest income paid in kind	(12,651,370)
Net accretion of market discount	(5,312,979)
Accretion of original issue discount	(2,198,399)
Amortization of deferred debt issuance costs	1,072,996
Changes in assets and liabilities:
Purchases of investments	(692,418,991)
Proceeds from sales, maturities and paydowns of investments	494,584,509
Increase in receivable for investments sold	(7,097,924)
Decrease in accrued interest income - unaffiliated issuers	4,414,758
Increase in accrued interest income - controlled issuers	(888,818)
Decrease in accrued interest income - other affiliates	1,298,737
Decrease in prepaid expenses and other assets	336,204
Decrease in management and advisory fees payable	(2,387,500)
Decrease in payable to the Common Limited Partner	(225,660)
Decrease in payable for investments purchased	(4,605,809)
Increase in payable to the Investment Manager	106
Increase in interest payable	31,945
Increase in accrued expenses and other liabilities	1,091,905
Net cash used in operating activities	(128,860,932)

Financing activities
Proceeds from draws on credit facility	177,718,600
Principal repayments on credit facility	(35,338,221)
Dividends paid on preferred equity facility	(3,537,091)
Distributions to common limited partner	(116,185,240)
Net cash provided by financing activities	22,658,048

Net decrease in cash and cash equivalents	(106,202,884)
Cash and cash equivalents at beginning of year	136,415,284
Cash and cash equivalents at end of year	$30,212,400

Supplemental disclosure:
Interest payments	$629,178

See accompanying notes.

16

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements

December 31, 2012

1. Organization and Nature of Operations

Tennenbaum Opportunities Partners V, LP (the “Partnership”), a Delaware Limited Partnership, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Partnership has elected to be treated as a partnership for U.S. federal income tax purposes.

The Certificate of Limited Partnership of the Partnership was filed with the Delaware Secretary of State on September 29, 2006, and the Partnership commenced operations on December 15, 2006. The Partnership was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Partnership is to achieve high total returns while minimizing losses. Tennenbaum Opportunities Fund V, LLC (“TOF V” or the “Common Limited Partner”) owns the entire common limited partnership interest in the Partnership.

The General Partner of the Partnership is SVOF/MM, LLC (“SVOF/MM”). The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC (“TCP”), which serves as the Investment Manager of the Partnership. Babson Capital Management LLC serves as Co-Manager. Substantially all of the equity interests in the General Partner are owned directly or indirectly by TCP, Babson Capital Management LLC and employees of TCP.

Partnership management consists of the General Partner and the Board of Directors. The General Partner directs and executes the day-to-day operations of the Partnership, subject to oversight from the Board of Directors, which performs certain functions required by the 1940 Act. The Board of Directors has delegated investment management of the Partnership’s assets to the Investment Manager and the Co-Manager. The Board of Directors consists of four persons, three of whom are independent. If the Partnership has preferred limited partner interests outstanding, as it currently does, the holders of the preferred limited partner interests voting separately as a class will be entitled to elect two of the Partnership’s Directors. The remaining directors of the Partnership will be subject to election by holders of the common limited partner interests and preferred limited partner interests voting together as a single class.

Partnership Structure

Total maximum capitalization of the Partnership is approximately $1.91 billion, consisting of $1.105 billion of common limited partner interests (the “Common Limited Interests”) from the Common Limited Partner, $369 million of preferred limited partner interests (the “Preferred Limited Interests”) and $436 million under a senior secured revolving credit facility (the “Senior Facility”). The Common Limited Interests, Preferred Limited Interests and the amount drawn under the Senior Facility are used to purchase Partnership investments and to pay certain fees and expenses of the Partnership. Most of the cash and investments of the Partnership are included in the collateral for the Senior Facility.

17

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2012

1. Organization and Nature of Operations (continued)

The Partnership will liquidate and distribute its assets and will be dissolved on October 10, 2016, subject to up to two one-year extensions if requested by the General Partner and approved by TOF V as the holder of the Common Limited Interests. However, the Partnership Agreement will prohibit liquidation of the Partnership prior to October 10, 2016 if the Preferred Limited Interests are not redeemed in full prior to such liquidation.

Preferred Equity Facility

At December 31, 2012, the Partnership had 18,450 Preferred Limited Interests issued and outstanding with a liquidation preference of $20,000 per interest. The Preferred Limited Interests are redeemable at the option of the Partnership, subject to certain conditions. Additionally, under certain conditions, the Partnership may be required to either redeem certain of the Preferred Limited Interests or repay indebtedness, at the Partnership’s option. Such conditions would include a failure by the Partnership to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the Preferred Limited Interests, or a failure by the Partnership to maintain sufficient asset coverage as required by the 1940 Act. At December 31, 2012, the Partnership was in full compliance with such requirements.

The Preferred Limited Interests accrue dividends at an annual rate equal to LIBOR plus 0.75%, or in the case of any holders of Preferred Limited Interests that are CP Conduits (as defined in the leveraging documents), the higher of LIBOR plus 0.75% or the CP Conduit’s cost of funds rate plus 0.75%, subject to certain limitations and adjustments.

2. Summary of Significant Accounting Policies

Basis of Presentation

The financial statements of the Partnership have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The following is a summary of the significant accounting policies of the Partnership.

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

18

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2012

2. Summary of Significant Accounting Policies (continued)

Investment Valuation

Management values investments held by the Partnership at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership’s Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the Preferred Limited Interests. Fair value is generally defined as the amount for which an investment would be sold in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation. Liquid investments not listed on a recognized exchange or market quotation system are priced by a nationally recognized pricing service or by using quotations from broker-dealers. Investments not priced by a pricing service or for which market quotations are either not readily available or are determined to be unreliable are valued by independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Partnership, by the Investment Manager.

Fair valuations of investments are determined under guidelines adopted by the Partnership’s Board of Directors, and are subject to their approval. Generally, to increase objectivity in valuing the Partnership’s investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Partnership’s assets.

Fair valuations of investments in each asset class are determined using one or more methodologies including the market approach, income approach, or, in the case of recent investments, the cost approach, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets. The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that may be taken into account include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market and enterprise values, among other factors.

19

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2012

2. Summary of Significant Accounting Policies (continued)

Unobservable inputs used in the fair value measurement of the Partnership’s Level 3 investments as of December 31, 2012 included the following:

	Fair Value	Valuation Techniques	Unobservable Input	Range (Weighted Average)
Bank Debt	$662,196,606	Market rate approach Market quotations Market comparable companies Market comparable companies	Market yields Indicative bid/ask quotes Revenue multiples EBITDA multiples	5.4% – 17.8% (13.0%) 1 – 4 (1) 0.4x – 0.4x (0.4x) 3.5x – 8.5x (7.3x)
Other Corp Debt	71,693,215	Market rate approach Market comparable companies	Market yields Indicative bid/ask quotes	11.8% – 14.0% (11.9%) 1 - 1 (1)
Equity	200,009,399	Market rate approach Market quotations Market comparable companies Market comparable companies	Market yields Indicative bid/ask quotes Revenue multiples EBITDA multiples	9.8% - 26.0% (13.1%) 1 – 1 (1) 0.3x – 0.4x (0.4x) 3.4x – 10.5x (7.6x)

Generally, a change in an unobservable input may result in a change to the value of an investment as follows:

Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Market yields	Decrease	Increase
Revenue multiples	Increase	Decrease
EBITDA multiples	Increase	Decrease

Investments of the Partnership may be categorized based on the types of inputs used in valuing such investments. The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Transfers between levels are recognized as of the beginning of the reporting period.

20

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2012

2. Summary of Significant Accounting Policies (continued)

At December 31, 2012, the investments of the Partnership were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$-	$43,569,437	$20,310,141
2	Other observable market inputs*	69,591,215	227,819,737	29,693,434
3	Independent third-party pricing sources that employ significant unobservable inputs	662,095,730	65,111,150	191,007,907
3	Investment Manager valuations with significant unobservable inputs	100,876	6,582,065	9,001,492
Total		$731,787,821	$343,082,389	$250,012,974

* E.g., quoted prices in inactive markets or quotes for comparable instruments

Changes in investments categorized as Level 3 during the year ended December 31, 2012 were as follows:

	Independent Third-Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$414,110,814	$88,449,920	$169,221,402
Net realized and unrealized gains (losses)	(50,762,218)	(20,388,783)	(6,452,738)
Acquisitions	482,832,906	78,233,189	54,361,306
Dispositions	(198,614,163)	(81,183,176)	(28,193,430)
Transfers into Level 3†	14,528,391	-	2,071,367
Ending balance	$662,095,730	$65,111,150	$191,007,907

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$(34,243,350)	$3,203,625	$(4,891,540)

† Comprised of one investment that transferred from Level 2 due to reduced trading volumes, and two investments that transferred from Investment Manager Valuation.

21

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2012

2. Summary of Significant Accounting Policies (continued)

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$3,132,810	$22,329,608	$15,819,109
Net realized and unrealized gains (losses)	93,964	-	(105,151)
Acquisitions	219,250	6,582,065	100
Dispositions	(356,757)	-	(4,055,993)
Transfers out of Level 3‡	(2,988,391)	(22,329,608)	(2,656,573)
Ending balance	$100,876	$6,582,065	$9,001,492

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$-	$-	$(136,383)

‡ Comprised of two investments that transferred to Level 2 due to increased trading volumes, and two investments that transferred to Independent Third-Party Valuation.

Investment Transactions

The Partnership records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of investments sold.

During the year ended December 31, 2012, the Partnership and other holders of Real Mex Restaurants, Inc. (“Real Mex”) notes were approved as the winning bidders for Real Mex’s assets pursuant to a sale under Chapter 11, which included the Partnership’s funding of approximately $26.0 million of newly issued senior secured loans.  Due to expenses and significant working capital requirements that occurred during bankruptcy, the amount of Real Mex’s debt at exit increased, resulting in a decline in the value of the Partnership’s holdings of approximately $14.6 million as our existing notes were converted into new notes and equity.  This exchange was treated as a taxable event and the associated charge is included in net realized loss in the Statement of Operations.

22

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2012

2. Summary of Significant Accounting Policies (continued)

Also during the year ended December 31, 2012, Bulgaria Telecom (“BTC”) completed a restructuring of its balance sheet, which resulted in the Partnership receiving new 1st lien term debt in the operating company and both 1st lien debt and common equity in new parent companies, as well as options to acquire additional equity, certain reinvestment rights, and €2.8 million in cash.  This transaction was treated as a taxable event, and the Partnership’s investment in the company was written down by approximately $91.1 million.  Excluding the charges for this event and the Real Mex transaction, the net realized loss of $82.5 million reflected in the Statement of Operations would have been a net realized gain of $23.2 million for the year ended December 31, 2012.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Partnership’s policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Partnership may be delayed or limited.

Restricted Investments

The Partnership may invest without limitation in instruments that are subject to legal or contractual restrictions on resale. These instruments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Statement of Investments. Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

The Partnership may invest in instruments traded in foreign countries and denominated in foreign currencies. At December 31, 2012, the Partnership held foreign currency denominated investments comprising approximately 5.83% of the Partnership’s total investments by fair value. Such positions were converted at the closing rate in effect at December 31, 2012, and reported in U.S dollars.  Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S dollars on the respective dates of such transactions. The Partnership reports that portion of the results of operations resulting from foreign exchange rates on investments separately from the gains or losses arising from changes in market prices of investments held.

23

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2012

2. Summary of Significant Accounting Policies (continued)

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Derivatives

In order to mitigate certain currency exchange risks associated with foreign currency denominated investments, during the year ended December 31, 2012, the Partnership entered into several forward currency contracts to exchange euro and U.S. dollars. The net notional amounts of U.S. dollars bought and euro sold were approximately 28 million and 23 million, respectively. The Partnership recognizes all derivatives as either assets or liabilities in the Statement of Assets and Liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period. Risks may arise upon entering into these contracts from potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar. The Partnership had no forward exchange contracts outstanding at December 31, 2012.

Gains and losses from derivative transactions during the year ended December 31, 2012 were included in net realized and unrealized gain (loss) on investments in the Statement of Operations as follows:

Instrument	Realized	Unrealized
Foreign currency forward exchange contract	$(396,495)	$-

Debt Issuance Costs

Costs of approximately $8.5 million were incurred in connection with placing the Partnership’s Senior Facility. These costs were deferred and are being amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not material to the Partnership’s operations.

24

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2012

2. Summary of Significant Accounting Policies (continued)

Revenue Recognition

Interest and dividend income, including income paid in kind, is recorded on an accrual basis. Origination, structuring, closing, commitment and other upfront fees earned with respect to capital commitments are generally amortized or accreted into interest income over the life of the respective debt investment. Other fees, including certain amendment fees, prepayment fees, and commitment fees on broken deals, are recognized as earned. Prepayment fees and similar income received upon the early repayment of a loan or debt security are included in interest income.

Certain of the Partnership’s debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer, as well as general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. GAAP also requires the Partnership to consider the collectability of interest when making accruals. Accordingly, when accounting for purchase discounts, the Partnership recognizes discount accretion income when it is probable that such amounts will be collected, generally at disposition. When the Partnership receives principal payments on a loan in an amount in excess of the loan’s amortized cost, it records the excess principal payments as interest income.

Income Taxes

The Partnership’s income or loss is reported in the partners’ income tax returns. Consequently, no income taxes are paid at the Partnership level or reflected in the Partnership’s financial statements. In accordance with ASC Topic 740 - Income Taxes, the Partnership recognizes in its financial statements the effect of a tax position when it is determined that such position is more likely than not, based on the technical merits, to be sustained upon examination. As of December 31, 2012, the tax returns, the qualification of the Partnership, and the amount of allocable Partnership income or loss for all tax years since January 1, 2008 are subject to examination by federal taxing authorities. No such examinations are currently pending.

Cost and unrealized appreciation (depreciation) of the investments of the Partnership at December 31, 2012 for U.S. federal income tax purposes were as follows:

Unrealized appreciation	$99,114,912
Unrealized depreciation	(306,747,166)
Net unrealized depreciation	(207,632,254)

Cost	$1,532,515,438

25

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2012

2. Summary of Significant Accounting Policies (continued)

New Accounting Guidance

In May 2011, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”).  ASU 2011-04 was issued to converge guidance from the FASB and the International Accounting Standards Board on measuring fair value and for disclosing information about fair value measurements.  The changes include a consistent definition of the term “fair value” and enhanced disclosure requirements for investments that do not have readily determinable fair values, such as additional quantitative information about significant unobservable inputs and a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs.  The provisions of ASU 2011-04 were effective for the Partnership on January 1, 2012.  The Partnership’s adoption of ASU 2011-04 resulted in increased disclosures around fair value but did not impact the measurement of fair value of the Partnership’s investments.

3. Allocations and Distributions

Net income and gains of the Partnership are distributed first to the Common Limited Partner until it has received an 8% annual weighted-average return on its undistributed contributed equity, and then to the General Partner until it has received 20% of all cumulative income and gain distributions (the “Hurdle”). 80% of all remaining net income and gain distributions are allocated to the Common Limited Partner, with the remaining 20% allocated to the General Partner. For purposes of determining whether the 8% return to the Common Limited Partner has been exceeded and whether the General Partner has received the catch-up amount, the performance of the Partnership includes the performance of the Common Limited Partner for periods prior to the inception of the Partnership. Net investment income or loss, realized gain or loss on investments, and appreciation or depreciation on investments for the period are allocated to the Common Limited Partner and the General Partner in a manner consistent with that used to determine distributions. As of December 31, 2012, the Hurdle exceeded the cumulative performance of the Partnership; accordingly, no performance allocation was recorded.

Distributions to the Common Limited Partner are generally based on the Common Limited Partner’s estimated taxable earnings from its interest in the Partnership, and are recorded on the ex-dividend date. The timing of distributions is determined by the General Partner, which has provided the Investment Manager with certain criteria for such distributions. Any net long-term capital gains are distributed at least annually. As of December 31, 2012, the Partnership had distributed $501,450,039 to the Common Limited Partner since inception.

26

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2012

4. Management and Advisory Fees and Other Expenses

The Partnership incurs an annual management and advisory fee, payable to the Investment Manager monthly in arrears, equal to 1.5% of the sum of the Common Limited Interest commitments (reduced after the ramp-up period by returns of contributed capital) and the Preferred Limited Interests and debt potentially issuable in respect of such Common Limited Interest commitments, subject to reduction by the amount of the Senior Facility commitment when the Senior Facility is no longer outstanding and the amount of the Preferred Limited Interests when less than $1 million in liquidation preference of Preferred Limited Interests remains outstanding. In addition to the management fee, the General Partner is entitled to a performance allocation as discussed in Note 3, above. As compensation for its services, the Co-Manager receives a portion of the management fees paid to the Investment Manager. The Co-Manager also receives a portion of any performance allocation paid to the General Partner.

The Partnership pays all expenses incurred in connection with the business of the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Partnership.

5. Senior Secured Revolving Credit Facility

The Partnership has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (the “Senior Facility”) pursuant to which amounts may be drawn up to $436 million. The Senior Facility matures December 15, 2014, subject to extension by the lenders at the request of the Partnership for one 364-day period.

Advances under the Senior Facility bear interest at LIBOR or EURIBOR plus 0.425% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of (i) LIBOR or EURIBOR (as applicable) plus 0.425% or (ii) the CP Conduit’s cost of funds plus 0.425%, subject to certain limitations. Short-term advances under the swingline facility bear interest at the LIBOR Market Index Rate plus 0.425% per annum or the main refinancing rate as set by the European Central Bank for such period, plus 0.85% per annum. The weighted-average interest rate on outstanding borrowings at December 31, 2012 was 0.60%. In addition to amounts due on outstanding debt, the Senior Facility accrues commitment fees of 0.15% per annum on the unused portion of the Senior Facility, or 0.20% per annum when less than $87,200,000 in borrowings are outstanding. The Senior Facility may be terminated, and any outstanding amounts thereunder may become due and payable, should the Partnership fail to satisfy certain financial or other covenants. As of December 31, 2012, the Partnership was in full compliance with such covenants.

27

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2012

5. Senior Secured Revolving Credit Facility (continued)

Foreign currency advances are reported in US dollars using the closing rate in effect on the date of valuation. At December 31, 2012, outstanding borrowings included €62,000,000 (US $81,796,601) and $144,000,000. Interest payable included €923 (US $1,218) and $37,124.

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Partnership conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Partnership’s investment activities involve executions, settlement and financing of various investment transactions resulting in receivables from, and payables to, brokers, dealers and the Partnership’s custodian. These activities may expose the Partnership to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business.

The Statement of Investments includes certain revolving loan facilities held by the Partnership with aggregate unfunded balances of approximately $38.5 million.

Consistent with standard business practice, the Partnership enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The Partnership’s maximum exposure under these arrangements and activities is unknown. However, the Partnership expects the risk of material loss to be remote.

7. Related Parties

The Partnership, the Common Limited Partner, the Investment Manager, the General Partner and their members and affiliates may be considered related parties. From time to time, the Partnership makes payments to third parties on behalf of the Common Limited Partner which are funded by or reimbursable through contributions from or deductions from distributions to the Common Limited Partner. At December 31, 2012, the Partnership had a liability to the Common Limited Partner in the amount of $543,163, as reflected in the Statement of Assets and Liabilities. From time to time, the Investment Manager advances payments to third parties on behalf of the Partnership and receives reimbursement from the Partnership. At December 31, 2012, such reimbursable amounts totaled $117,911, as reflected in the Statement of Assets and Liabilities.

28

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2012

8. Financial Highlights

	Year Ended December 31,
	2012	2011	2010	2009	2008

Period return on invested assets (1)	7.6%	(0.8)%	18.0%	58.9%	(32.0)%

Gross return to common limited partner	6.5%	(4.3)%	19.4%	81.2%	(51.0)%
Less: General Partner allocation	0.0%	0.0%	0.0%	0.0%	0.0%
Period return to common limited partner (2)	6.5%	(4.3)%	19.4%	81.2%	(51.0)%

Ratios to average common equity: (3)
Net investment income	11.5%	10.1%	10.9%	11.2%	8.8%
Expenses	4.0%	3.4%	3.4%	4.9%	7.8%
Expenses and General Partner allocation	4.0%	3.4%	3.4%	4.9%	7.8%

Ending net assets attributable to common limited partner	$772,619,947	$834,882,226	$1,010,196,281	$940,500,149	$464,632,169
Portfolio turnover rate	41.8%	41.1%	66.8%	48.3%	61.5%
Weighted-average debt outstanding	$87,573,428	$88,160,550	$82,122,988	$119,602,754	$347,492,137
Weighted-average interest rate	0.8%	1.5%	0.9%	1.3%	3.8%

Annualized Inception to Date Performance Data as of December 31, 2012:
Return on invested assets (1)	4.9%
Internal rate of return (4)	3.5%

Asset Coverage:

	December 31,
	2012	2011	2010	2009	2008
Series A Preferred Equity Facility:
Interests outstanding	18,450	18,450	18,450	18,450	8,300
Involuntary liquidation value per interest	$20,050	$20,049	$20,047	$20,049	$20,201
Asset coverage per interest	$46,052	$57,223	$64,374	$62,482	$45,025

Senior Secured Revolving Credit Facility:
Debt outstanding	$225,796,601	$80,358,200	$86,996,000	$74,469,200	$207,502,800
Asset coverage per $1,000 of debt outstanding	$6,059	$15,991	$16,863	$18,596	$4,016

(1)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(2)	Returns (net of dividends on the preferred equity facility, allocations to the General Partner, and partnership expenses, including financing costs and management fees) are calculated on a monthly geometrically linked, time-weighted basis.

(3)	These ratios include interest expense but do not reflect the effect of dividends on the preferred equity facility. The ratio of expenses to average common limited equity is higher in earlier periods, and net investment income to common limited equity assets is reduced, due to the Partnership’s relatively smaller capital base while the Partnership was ramping up.

(4)	Net of dividends on the preferred equity facility, allocations to the General Partner, and partnership expenses, including financing costs and management fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The IRR presented assumes liquidation of the Partnership at net asset value as of the balance sheet date.

29

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Schedule of Changes in Investments in Affiliates (1)

December 31, 2012

	Value,			Value,
	Beginning of			End of
Investment	Year	Acquisitions	Dispositions	Year

Contech Engineered Solutions, LLC, Senior Secured 1st Lien Term Loan, LIBOR + 8% Cash + 3% PIK, 2% LIBOR Floor, due 2/7/17	$-	$10,128,064	$-	$10,128,064
Contech Holdings, Inc., Common Stock	-	17,781,375	-	18,670,444
Dialogic Corporation, Inc., Senior Secured Notes, 5% Cash + 5% PIK, due 3/31/15	-	32,713,486	-	31,713,980
Dialogic, Inc., Common Stock	-	18,438,958	-	5,094,464
Dialogic, Inc., Preferred Stock	-	100	-	100
Dialogic, Inc., Warrants to Purchase Common Stock	-	-	-	1,463,200
Doral GP, Ltd., GP Interest	225	-	-	-
Encompass Digital Media, Inc., 1st Lien Term Loan, LIBOR + 6%, 1.75% LIBOR Floor, due 2/28/16	9,535,444	2,900	(9,769,922)	-
Encompass Digital Media, Inc., 2nd Lien Term Loan, 16.5%, due 8/28/16	60,121,036	78,137	(59,232,548)	-
Encompass Digital Media Group, Inc., Common Stock	12,375,006	-	(10,905,738)	-
ESP Holdings, Inc., 2nd Lien Term Loan, LIBOR + 13%, 2.5% LIBOR Floor, due 3/31/17	10,181,505	-	(6,706,349)	3,424,501
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 6% Cash + 10% PIK, due 12/31/19	2,052,035	328,993	-	2,345,925
ESP Holdings, Inc., 15% PIK, Cumulative Preferred Stock	1,081,109	-	-	1,197,909
ESP Holdings, Inc., Common Stock	2,457,524	-	-	744,148
Fleetwood Enterprises, Inc., Common Stock	11,386	-	-	-
Integra Telecom Holdings, Inc., 1st Lien Term Loan, LIBOR + 7.25%, 2% LIBOR Floor, due 4/15/15	10,565,781	26,814	(125,948)	12,338,872
Integra Telecom, Inc., Common Stock	42,429,708	-	-	39,851,440
Integra Telecom, Inc., Senior Secured 1st Lien Notes, 10.75%, due 4/15/16	-	5,428,150	-	6,115,379
Integra Telecom, Inc., Warrants	-	-	-	-
Medfort, S.a.r.1., 1st Lien Term Loan A, 15% PIK, due 11/21/17	3,925,811	495,931	-	4,304,133
Medfort, S.a.r.1., 1st Lien Term Loan A2, 15% PIK, due 11/21/17	-	10,481,523	-	15,132,431
Medfort, S.a.r.1., 1st Lien Term Loan B, 1% PIK, due 11/21/17	7,042,606	224,977	-	3,972,377
Medfort, S.a.r.1., 1st Lien Term Loan B2, 1% PIK, due 11/21/17	-	13,429,870	-	12
N913DL Trust Beneficial Interest (Aircraft Trust)	-	281,813	(60,714)	216,480
N913DL Trust, Aircraft Secured Mortgage, 8%, due 7/15/18	-	784,132	(72,580)	713,130
N918DL Trust Beneficial Interest (Aircraft Trust)	-	315,811	(62,170)	233,970
N918DL Trust, Aircraft Secured Mortgage, 8%, due 7/15/18	-	951,182	(64,816)	882,420
N954DL Trust Beneficial Interest (Aircraft Trust)	-	392,831	(78,453)	220,110
N954DL Trust, Aircraft Secured Mortgage, 8%, due 9/20/19	-	1,224,909	(73,403)	1,160,280
N955DL Trust Beneficial Interest (Aircraft Trust)	-	397,159	(77,872)	311,850
N955DL Trust, Aircraft Secured Mortgage, 8%, due 9/20/19	-	1,253,075	(70,691)	1,188,000
N956DL Trust Beneficial Interest (Aircraft Trust)	-	398,725	(78,963)	316,800
N956DL Trust, Aircraft Secured Mortgage, 8%, due 9/20/19	-	1,254,721	(71,846)	1,189,650
N957DL Trust Beneficial Interest (Aircraft Trust)	-	400,518	(78,759)	318,120
N957DL Trust, Aircraft Secured Mortgage, 8%, due 9/20/19	-	1,264,035	(71,309)	1,198,560
N959DL Trust Beneficial Interest (Aircraft Trust)	-	402,297	(78,552)	319,110
N959DL Trust, Aircraft Secured Mortgage, 8%, due 9/20/19	-	1,273,276	(70,779)	1,207,470
N960DL Trust Beneficial Interest (Aircraft Trust)	-	410,856	(78,769)	329,340
N960DL Trust, Aircraft Secured Mortgage, 8%, due 9/20/19	-	1,311,434	(69,797)	1,243,770
N961DL Trust Beneficial Interest (Aircraft Trust)	-	410,665	(80,054)	332,640
N961DL Trust, Aircraft Secured Mortgage, 8%, due 9/20/19	-	1,304,105	(71,440)	1,236,510
N976DL Trust Beneficial Interest (Aircraft Trust)	-	336,983	(72,350)	161,700
N976DL Trust, Aircraft Secured Mortgage, 8%, due 7/15/18	-	995,131	(75,000)	918,720

30

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Schedule of Changes in Investments in Affiliates (1) (Continued)

December 31, 2012

	Value,			Value,
	Beginning of			End of
Investment	Year	Acquisitions	Dispositions	Year

NHSAS Holdings, LLC, Membership Units	$8,890	$-	$(253)	$8,781
Novasep Holdings SAS, Senior Secured 1st Lien Notes, 8%, due 12/15/16	-	22,298,153	-	24,483,000
NVHL S.A, Common Shares	-	21,538,953	-	23,924,705
Online Resources Corporation, Common Stock	4,741,748	-	-	4,447,838
Perseus Holdings S.A., Common Stock	-	-	-	-
Primacom Holding GmbH, Super Senior Facility A, 12% PIK, due 9/30/15	-	4,219,274	-	4,184,876
Primacom Management GmbH, 2nd Lien Term Loan, 15% PIK, due 5/19/17	10,209,488	5,377,514	(10,481,523)	-
Primacom Management GmbH, Mezzanine Term Loan A, 1% PIK, due 11/21/17	3,269,935	25,681	-	3,354,760
Primacom Management GmbH, Mezzanine Term Loan B, 1% PIK, due 11/21/17	11,901,583	5,765	(13,385,601)	-
Reach Media Group Holdings, Inc., Warrants to Purchase Common Stock	-	-	-	-
Reach Media Group Holdings, Inc., Warrants to Purchase Series A Preferred Stock	-	-	-	-
Reach Media Group Holdings, Inc., Warrants to Purchase Series B Preferred Stock	-	-	-	-
Reach Media Group Holdings, Inc., Warrants to Purchase Series C Preferred Stock	-	-	-	-
RM Holdco, LLC, Membership Units	-	6,501,223	-	2,746,522
RM Holdco, LLC, Subordinated Convertible Term Loan, 1.12% PIK, due 3/21/18	-	16,511,267	-	16,511,267
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche A, 11%, due 3/19/16	-	10,588,767	-	10,588,767
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche B, 12% Cash + 7% PIK, due 3/19/16	-	17,627,841	-	17,627,841
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche B-1, 12% Cash + 7% PIK, due 3/19/16	-	5,414,212	-	5,567,313
RMG Networks, Inc., Senior Secured 1st Lien Term Loan, 14%, due 4/10/15	10,985,525	4,031,931	-	13,900,141
TOPV New World Holdings, LLC, Membership Interests	65,561,215	-	(14,533,380)	56,214,933
United Air Lines, Inc., Aircraft Secured Mortgage (N510UA), 20%, due 9/26/16	5,945,046	-	(637,187)	5,223,660
United Air Lines, Inc., Aircraft Secured Mortgage (N512UA), 20%, due 10/26/16	6,003,557	-	(623,491)	5,298,775
United Air Lines, Inc., Aircraft Secured Mortgage (N536UA), 16%, due 8/21/14	3,953,069	-	(1,162,857)	2,646,220
United Air Lines, Inc., Aircraft Secured Mortgage (N545UA), 16%, due 7/17/15	5,368,794	-	(1,042,044)	4,161,190
United Air Lines, Inc., Aircraft Secured Mortgage (N585UA), 20%, due 10/25/16	7,049,074	-	(732,072)	6,222,780
United Air Lines, Inc., Equipment Trust Beneficial Interests (N510UA)	4,449,970	637,188	(342,106)	4,569,318
United Air Lines, Inc., Equipment Trust Beneficial Interests (N512UA)	4,369,319	623,492	(336,499)	4,513,239
United Air Lines, Inc., Equipment Trust Beneficial Interests (N536UA)	6,537,465	1,162,857	(430,599)	5,951,253
United Air Lines, Inc., Equipment Trust Beneficial Interests (N545UA)	5,835,647	1,042,045	(452,849)	5,878,101
United Air Lines, Inc., Equipment Trust Beneficial Interests (N585UA)	4,749,763	732,072	(445,603)	5,557,611
Woodbine Holdings, LLC, Senior Secured Notes, 12%, due 5/15/16	22,329,608	-	-	27,240,500
Woodbine Holdings, LLC, Unsecured Notes, 15% PIK, due 5/12/17	-	6,582,065	-	6,582,065
Woodbine Holdings, LLC, Warrants to Purchase Membership Units	4,023,992	-	(4,055,740)	-
Woodbine Intermediate Holdings, LLC, Membership Units	-	4,055,740	-	11,022,898

Note to Schedule of Changes in Investments in Affiliates:

(1)	The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Partnership of 5% or more of the issuers' voting securities.

31

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Schedule of Restricted Securities of Unaffiliated Issuers

December 31, 2012

Investment	Acquisition Date	Cost

Bally Total Fitness Holding Corporation, Common Stock	4/30/10	$13,422,993
Bally Total Fitness Holding Corporation, Warrants	4/30/10	-
BPA Laboratories, Inc., Senior Secured Notes, 12.25%, due 4/1/17	Various 2012	18,637,865
Buffets Restaurants Holdings, Inc., Common Stock	8/24/12	3,813,240
Caribbean Financial Group, Senior Secured Notes, 11.5%, due 11/15/19	10/19/12	21,567,687
DeepOcean Group Holding AS, Common Stock	5/13/11	9,786,480
GXS Holdings, Inc., Common Stock	3/28/08	2,510,633
GXS Holdings, Inc., Series A Preferred Stock	3/28/08	100,425
HW Topco, Inc., Common Stock	1/13/12	4,356,963
HW Topco, Inc., Preferred Stock	1/13/12	11,398
LBI Media, Inc., Senior Secured Notes, 9.25%, due 4/15/19	Various 2012	9,232,575
Linc Energy Finance, Inc., Senior Secured Notes, 12.5%, due 10/31/17	10/5/12	15,660,657
Marsico Holdings, LLC, Common Interest Units	9/10/12	485,982
Molycorp, Inc., 1st Lien Senior Secured Notes, 10%, due 6/1/20	11/16/12	552,630
Momentive Performance Materials, Inc., 2nd Lien Unsecured Notes, 9%, due 1/15/21	Various 2012	2,522,580
Open Solutions, Inc., Senior Subordinated Notes, 9.75%, due 2/1/15	Various 2011-2012	5,379,963
Precision Holdings, LLC, Class C Membership Interests	9/30/10 & 7/25/11	3,929
Shop Holding, LLC, Class A Units	6/2/11	1,301,747
Shop Holding, LLC, Warrants to Purchase Class A Units	6/2/11	-
SiTV, Inc., Warrants to Purchase Common Stock	8/3/12	1,012,080
STG-Fairway Holdings, LLC, Class A Units	12/30/10	3,096,484
TBC Holdings I, Inc., Common Stock	11/18/11	281,286
TPG Hattrick Holdco, LLC, Common Units	9/30/10	892,388
Tropicana Entertainment, Inc., Common Stock	3/8/10	9,612,500
V Telecom Investment S.C.A, Common Shares	11/9/12	8,688,957
Vertellus Specialties, Inc., Senior Secured Notes, 9.375%, due 10/1/15	12/6/11 & Various 2012	11,707,318

32

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Directors and Officers

(Unaudited)

The Directors and executive officers of the Partnership are listed below. The role of the Board of Directors, the Board’s Committees, and the individual Directors is to provide general oversight of the Partnership. The Directors are experienced executives who meet periodically throughout the year to oversee the Partnership’s activities, review contractual arrangements with service providers to the Partnership, and review the Partnership’s performance. Each Director and executive officer serves for an indefinite term. Correspondence for each Director or officer may be sent to: c/o Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California 90405.

1. Independent Directors

Name (Age at December 31, 2012)

Principal Occupation(s)

Edwin A. Huston (74)

- Year of Election or Appointment: 2006

- Director, Audit Committee Chairman, and Member of the Joint Transactions Committee of the Partnership. Mr. Huston retired from Ryder System, Inc. in 2000 after 27 years, most recently as Senior Executive Vice President, Chief Financial Officer, and Vice Chairman. Prior to joining Ryder, he held executive positions with NCR Corporation and Financial International Consultants Corporation. Mr. Huston serves as a director and chair of the compensation committee of The Hackett Group, Inc. Mr. Huston was also a director and compensation committee chairman of Enterasys Networks, Inc. until its sale in 2006, and is a former director and audit committee chairman of both Unisys Corporation and Kaman Corporation. He is also a past chairman of the Federal Reserve Bank of Atlanta. Mr. Huston received an M.B.A. in finance from Harvard Business School, where he was a Baker Scholar. He received an A.B. in economics from Amherst College. He oversees one portfolio in the fund complex as a director.

Leo R. Jalenak, Jr. (82)

- Year of Election or Appointment: 2011

- Director and Member of the Audit and Joint Transactions Committees of the Partnership. Mr. Jalenak retired in 1993 as Chairman of a subsidiary of Gibson Greetings Company. His background was in both sales and in general management. From 2004 to 2006, he served as an independent director of Special Value Expansion Fund, LLC, and from 2006 to 2011 he served as an independent director of Special Value Continuation Fund, LLC and Special Value Continuation Partners, LP, each of which is a registered investment company managed by TCP. He previously served as a director of Party City Corporation, Lufkin Industries, Perrigo Company, Dyersburg Corporation and First Funds. He recently retired as a Commissioner and Chairman of Memphis Light, Gas & Water and Chairman of its Pension Committee. Mr. Jalenak currently serves on other corporate boards as well as many civic and religious boards. He has a business degree from Tulane University and an M.B.A. from Wharton. Mr. Jalenak oversees one portfolio in the fund complex as a director.

33

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Directors and Officers (Continued)

(Unaudited)

Gerald J. Lewis (79)

- Year of Election or Appointment: 2006

- Director and Member of the Audit and Joint Transactions Committees of the Partnership. Justice Lewis is a private judge, arbitrator and mediator and a retired Associate Justice of the California Court of Appeal. He is a director and member of the audit committee of Cardium Therapeutics, Inc., and a retired director of AIM Mutual Funds, General Chemical Group, Inc., Fisher Scientific International, Wheelabrator Technologies, Inc., California Coastal Properties, Inc., Henley Manufacturing, Inc. and Henley Properties, Inc. He is a graduate of Tufts College (Magna Cum Laude) and the Harvard Law School. Justice Lewis oversees one portfolio in the fund complex as a director.

2. Interested Directors and Officers

Name (Age at December 31, 2012)

Principal Occupation(s)

Michael E. Tennenbaum (77)

- Year of Election or Appointment: 2006

- Co-Founder and the Senior Managing Partner of TCP, and officer of the Partnership. Mr. Tennenbaum is a voting member of TCP’s Investment Committee. Prior to founding TCP in 1999, and its predecessor entity in 1996, Mr. Tennenbaum was a Wall Street executive where he managed various departments of a major investment bank, including Investment Banking, Risk Arbitrage and Options. Mr. Tennenbaum has served on the boards of a number of both public and private companies. His board service has included the chairmanship of all significant board committees as well as of the boards themselves.

Currently, Mr. Tennenbaum is a member of the Secretary of the Navy Advisory Panel and a recipient of the Department of Defense Distinguished Civilian Service Award; a board member of The RAND Center for Asia Pacific Policy and of the Smithsonian Institution National Board and Founder of the Tennenbaum Marine Observatories; a member of the Los Angeles Philharmonic Board of Overseers; a member of the UCLA School of Medicine Board of Visitors; and Founder of the Tennenbaum Interdisciplinary Center at the Neuropsychiatric Institute at UCLA and of the Michael E. Tennenbaum Family Endowed Chair in Creativity Research.

He was a Commissioner on the Intercity High-Speed Rail Commission for California and was Chairman of the California High-Speed Rail Authority. He served as Chairman of the Special Financial Advisory Committee to the Mayor of Los Angeles. He is a member of the Committee on University Resources (COUR) at Harvard University; a previous member of the Board of Associates of Harvard Business School and was a member of its Visiting Committee; and a previous Vice Chairman of the Board of Governors of the Boys & Girls Clubs of America and Chairman of its Investment Committee, and is now a Life Member of the Board of Governors. In addition, he served as a member of the National Advisory Board of Georgia Tech and as a Trustee of the Georgia Institute of Technology Foundation, Inc., where he was Chairman of its Investment Committee, and currently is Trustee Emeritus. He is a member of the Academy of Distinguished Engineering Alumni of Georgia Tech's College of Engineering and Founder of the Tennenbaum Institute for Enterprise Transformation at the Georgia Tech School of Industrial and Systems Engineering.

34

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Directors and Officers (Continued)

(Unaudited)

Mr. Tennenbaum holds a B.S. in Industrial Engineering from Georgia Institute of Technology and an M.B.A. with honors from Harvard Business School.

Mark K. Holdsworth (47)

- Year of Election or Appointment: 2011

- Chief Executive Officer of the Partnership. Mr. Holdsworth is a Co-Founder and Managing Partner of TCP, a voting member of its Investment Committee, and a member of its Management Committee. Prior to joining Mr. Tennenbaum in founding TCP, Mr. Holdsworth was a Vice President, Corporate Finance, of US Bancorp Libra, a high-yield debt securities investment banking firm.  He also worked as a generalist in Corporate Finance at Salomon Brothers, Inc., and as an Associate at a real estate advisory firm.  He is a former member of the boards of directors of Alabama Aircraft Industries, Inc. and Anacomp, Inc. and a former Chairman of the Board of Directors of the International Wire Group. Mr. Holdsworth currently serves as Chairman of RM Holdco, LLC, WinCup, Inc., Vice Chairman of EP Management Corporation, and as a Director of Parsons Corporation, one of the largest engineering, design and construction companies in the world. He is also a National Trustee of the Boys and Girls Clubs of America. He received a B.A. in Physics from Pomona College, a B.S. with honors in Engineering and Applied Science from the California Institute of Technology, and an M.B.A. from Harvard Business School.

David A. Hollander (51)

- Year of Election or Appointment: 2006

- Managing Partner of TCP and officer of the Partnership. Mr. Hollander is in charge of TCP’s Specialty Investments Group and focuses on private placement investments and restructurings. Prior to joining TCP, Mr. Hollander was an attorney for sixteen years at O’Melveny & Myers, where he specialized in leveraged finance, insolvency, and mergers and acquisitions, and represented debtors and creditors in numerous multi-billion-dollar transactions. He currently focuses on the firm’s private placements and restructurings.  Mr. Hollander has also represented boards of directors and has served on various creditor committees. He received a B.S. in Economics (Summa Cum Laude) from the Wharton School of the University of Pennsylvania and a J.D. from Stanford Law School, where he was an Associate Editor of the Stanford Law Review.

35

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Directors and Officers (Continued)

(Unaudited)

Michael E. Leitner (45)

- Year of Election or Appointment: 2006

- Managing Partner of TCP and officer of the Partnership. Mr. Leitner is a voting member of TCP’s Investment Committee. Prior to joining TCP in 2005, he served as Senior Vice President of Corporate Development for WilTel Communications.  Mr. Leitner previously served as President and Chief Executive Officer of GlobeNet Communications, leading the company through a successful turnaround and sale. Prior to that, he was Vice President of Corporate Development of 360networks, following employment as Senior Director of Corporate Development for Microsoft Corporation, where he managed corporate investments and acquisitions in the telecommunications, media, managed services, and business applications software sectors, completing over $9 billion in software and communications infrastructure transactions globally.  Prior to Microsoft, Mr. Leitner was a Vice President in the M&A group at Merrill Lynch.  He currently serves as a representative for Tennenbaum on the boards of Integra Telecom and Online Resources, and is a board observer to Primacom GmbH.  Mr. Leitner is very active in community events, serving on several non-profit boards and committees. He received a B.A. in Economics from the University of California, Los Angeles and an M.B.A. from the University of Michigan.

Howard M. Levkowitz (45)

- Year of Election or Appointment: 2006

- Director and President of the Partnership. Mr. Levkowitz is also a Co-Founder and Managing Partner of TCP. Prior to joining Mr. Tennenbaum in founding TCP, Mr. Levkowitz was an attorney specializing in real estate and insolvencies with Dewey Ballantine LLP. He is Chairman of TCP’s Management and Investment Policy Committees and President of TCP’s Opportunity Funds. Mr. Levkowitz is also Chairman and Chief Executive Officer of TCP Capital Corp. He has served as a director of both public and private companies, and has also served on a number of formal and informal creditor committees. He received a B.A. in History (Magna Cum Laude) from the University of Pennsylvania, a B.S. in Economics (Magna Cum Laude, concentration in Finance) from the Wharton School, and a J.D. from the University of Southern California. Mr. Levkowitz oversees four portfolios in the fund complex as a director.

Rajneesh Vig (41)

- Year of Election or Appointment: 2011

- Managing Partner of TCP and officer of the Partnership. Mr. Vig is a voting member of TCP’s Investment Committee and a member of its Management Committee. Prior to joining TCP, Mr. Vig worked for Deutsche Bank in New York as a member of its Principal Finance Group. Prior to that, he was a Director in the bank’s Technology Investment Banking group in San Francisco where he advised a broad range of growth and large cap technology companies on merger, acquisition and public/private financing transactions. Prior to his time at Deutsche Bank, Mr. Vig was a Manager in Price Waterhouse's Shareholder Value Consulting group. He began his career in Arthur Andersen's Financial Markets/Capital Markets group. Mr. Vig currently serves on the board of Dialogic and is on the Los Angeles Advisory Board of the Posse Foundation, a non-profit organization that identifies recruits and trains student leaders from public high schools for enrollment at top-tier universities. He received a B.A. with highest honors in Economics and Political Science from Connecticut College and an M.B.A. in Finance from New York University.

36

Tennenbaum Opportunities Partners V, LP

(A Delaware Limited Partnership)

Directors and Officers (Continued)

(Unaudited)

Paul L. Davis (39)

- Year of Election or Appointment: 2008

- Chief Financial Officer of the Partnership. Mr. Davis also serves as Chief Financial Officer of TCP. Prior to being appointed CFO, he served for four years as Chief Compliance Officer of the Company and as Chief Compliance Officer and Vice President, Finance of TCP. He was formerly employed as Controller of a publicly traded securities brokerage firm, following employment at Arthur Andersen, LLP as an auditor. He received a B.A. (Magna Cum Laude) in Business-Economics from the University of California at Los Angeles, and is a Certified Public Accountant in the state of California.

Elizabeth Greenwood (49)

- Year of Election or Appointment: 2007 as Secretary; 2008 as Chief Compliance Officer

- Chief Compliance Officer and Secretary of the Partnership. Ms. Greenwood also serves as General Counsel and Chief Compliance Officer of TCP. She has a diverse legal background, including extensive in-house investment advisor and private equity experience. She formerly served as General Counsel & Chief Compliance Officer at Strome Investment Management, L.P. Prior to Strome, Ms. Greenwood worked at portfolio companies funded by Pacific Capital Group and Ridgestone Corporation, including acting as Assistant General Counsel of Global Crossing Ltd. She began her legal career as an associate at Stroock & Stroock & Lavan LLP. Ms. Greenwood is a founding member of the West Coast Chapter of 100 Women in Hedge Funds and currently serves on the board of the Association of Women in Alternative Investing. Ms. Greenwood received a J.D. from Stanford Law School and a Bachelor of Business Administration with highest honors from The University of Texas at Austin.

37

ITEM 2.               CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant has adopted a Code of Ethics that applies to its Chief Executive Officer and Chief Financial Officer. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.               AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of directors has determined that Edwin A. Huston, Leo R. Jalenak, Jr., and Gerald J. Lewis are each qualified to serve as an audit committee financial expert serving on its audit committee and that each is "independent" pursuant to the general instructions on Form N-CSR Item 3.

ITEM 4.               PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)          Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $55,750 for fiscal year 2012 and $54,250 for fiscal year 2011.

(b)          Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: $7,750 in 2012 and $7,500 in 2011. The services comprising such fees included certain agreed-upon procedures required by the terms of the Registrant’s leverage facility and consultation regarding certain financial reporting issues.

(c)          Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $21,400 in 2012 and $21,400 in 2011. The services comprising such fees included tax return preparation and related tax advice and planning.

(d)          All Other Fees. Not applicable.

(e)          (1)  Audit Committee’s pre-approval policies and procedures, pursuant to Item 4 of Form N-CSR:

The Audit Committee pre-approves all audit, review and attest engagements required under the securities laws and regulations provided by Ernst & Young, the Registrant's independent auditors. The Audit Committee also approves all non-audit services, including tax services, provided to the Registrant by Ernst & Young and verifies, at the time of pre-approval, that such pre-approved non-audit services would not be prohibited services under securities regulations. The Audit Committee pre-approves all non-audit services provided by Ernst & Young to the Registrant's investment adviser and to affiliates of the investment adviser that provide ongoing services to the Registrant, but only if the non-audit services have a direct impact on the operations or financial reporting of the Registrant.

(e)          (2)  Not applicable.

(f)          Not applicable.

(g)         The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were: $21,400 for fiscal year 2012 and $21,400 for fiscal year 2011.

(h)         The Registrant's independent auditors did not provide non-audit services to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. Accordingly, the audit committee of the board of directors has not considered whether any such services are compatible with maintaining the principal accountant's independence.

ITEM 5.               AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)          Not applicable.

(b)          Not applicable.

ITEM 6.               INVESTMENTS.

(a)          Schedule of Investments. Included in Annual Shareholder Report in Item 1.

(b)          Not applicable.

ITEM 7.            DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

TENNENBAUM CAPITAL PARTNERS, LLC
PROXY VOTING POLICY

This policy has been adopted by Tennenbaum Capital Partners, LLC to facilitate the voting of proxies relating to portfolio securities of clients with respect to which Tennenbaum Capital Partners, LLC or any of its affiliates that are subject to the Investment Advisers Act of 1940 (collectively “Tennenbaum”) provide investment advisory services. In connection with these investment advisory services, Tennenbaum exercises voting responsibilities for its clients through its corporate proxy voting process.

Special Value Opportunities Fund, LLC, Special Value Expansion Fund, LLC, TCP Capital Corp., Special Value Continuation Partners, LP, Tennenbaum Opportunities Fund V, LLC, and Tennenbaum Opportunities Partners V, LP have delegated to Tennenbaum the authority to vote proxies relating to their respective portfolio securities in accordance with this policy.

This policy is intended by Tennenbaum (i) to constitute “written policies and procedures” as described in Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and (ii) to constitute proxy voting policies and procedures referred to in Item 18 of Form N-2 adopted under the Investment Company Act of 1940 (the “1940 Act”).

Definitions

“Client” means any person with whom Tennenbaum has a contract to perform discretionary investment management services and for whom Tennenbaum is authorized by the contract or required by applicable law to vote or consider voting securities held in the Client’s account.

“Compliance Officer” means the Chief Compliance Officer, Tennenbaum Capital Partners, LLC.

“Conflict of Interest” means, as to any Client, any conflict between a pecuniary interest of Tennenbaum or any of its affiliates (other than such Client, if deemed an affiliate) and the duties of Tennenbaum to the Client.

“Investment Committee” means the Investment Committee of Tennenbaum or such committee to which it shall have delegated the functions of the Investment Committee hereunder.

“Portfolio Manager” means, with respect to a Client, the particular Tennenbaum entity providing investment advisory services to such Client and the senior personnel responsible for such entity’s investment decisions.

“Proxy Voting Coordinator” means the individual appointed from time to time by Investment Committee to perform the proxy voting coordination functions described in this policy.

“Registered Fund” means any Client registered as an investment company under the 1940 Act.

“Social Issues” means any issue presented for a vote of holders of any security which is held in an account on behalf of a Client which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objective of this policy and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the relevant security.

“Tennenbaum” means Tennenbaum Capital Partners, LLC and each of its affiliates that is subject to registration under the Advisers Act or is otherwise subject to the rules and regulations thereunder generally, including, specifically, Rule 206(4)-6.

“Voting Results” means the specific information described under the caption “Accumulating Voting Results.”

Objectives

This policy defines procedures for voting securities held on behalf of each Client in respect of which Tennenbaum has the discretionary authority to vote, to ensure that such securities are voted for the benefit of and in the best interest of the Client. The primary objective of voting a security in each case under this policy is to seek to enhance the value of the investment which the security represents or to reduce the potential for a decline in the value of the investment which the security represents. In appropriate cases a related objective will be to obtain or maintain influence or control over management of a company.

This policy does not prescribe specific voting requirements. Instead, this policy provides procedures for (i) assembling voting information and applying the informed expertise and judgment of Tennenbaum’s personnel on a timely basis in pursuit of the above stated voting objectives and (ii) addressing conflicts of interest.

A further element of this policy is that while voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a vote of security holders are not relevant to this policy’s voting objectives, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, Tennenbaum may abstain from voting or decline a vote in those cases where, in Tennenbaum’s judgment (i) there is no relationship between the issue and the enhancement or preservation of an investment’s value or (ii) the achievement of the Client’s investment objectives are not reasonably likely to be a function of the outcome of decisions or issues presented by the vote.

Resolutions of Conflicts of Interest

It is unlikely that conflicts of interest will arise in the context of Tennenbaum’s proxy voting, because Tennenbaum does not engage in investment banking, the advising of public companies or, except in cases where it exercises control, the managing of public companies.

In addition, insofar as Tennenbaum refers discretionary votes to its portfolio managers, Tennenbaum’s Compliance Department monitors all relationships between portfolio managers and their immediate families, on the one hand, and issuers soliciting proxies from Tennenbaum’s Clients, on the other hand. If a portfolio manager conflict is identified with respect to a given proxy vote, the Investment Committee will remove such vote from the conflicted portfolio manager and will instead consider and cast the vote, refer the vote to an independent third party or abstain from voting.

In the event a privately-placed security as to which Tennenbaum or its affiliated adviser entities negotiated more than price related terms is held by a Registered Fund and is the subject of a proxy solicitation or other voting or consent solicitation, and any unregistered fund or separate account managed by Tennenbaum or its affiliated adviser entities also owns securities of the same class as the security held by the Registered Fund that is the subject of the proxy, vote or consent, then Tennenbaum will vote such security in the same manner, at the same time and in amounts proportionate to each such entity’s or account’s investment in such security; provided that if Tennenbaum or its affiliated adviser entities believes that the foregoing policy is not in the best interests of a particular Client in a particular situation, Tennenbaum or its affiliated adviser entities shall be permitted to deviate from the foregoing policy only if it has (i) submitted a proposal to the boards of directors of each applicable Registered Fund explaining the basis for such deviation and (ii) received the approval of a majority of those directors of the Registered Fund who (a) during the previous two years have had no material business or professional relationship with any of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities (other than as a director of the Registered Fund) and (b) have no direct or indirect financial interest in the proxy solicitation, vote or consent other than through an investment in one or more of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities.

In the event that a potential material conflict of interest does arise and is not addressed by the foregoing procedures, the primary means by which Tennenbaum avoids a material conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its Clients and in the interests of maximizing the value of their portfolio holdings.

Proxy Voting Coordinator

The Investment Committee shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this policy:

(i)	Collecting and assembling proxy statement and other communication pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(ii)	Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by Tennenbaum and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

(iii)	Providing to appropriate portfolio managers any specific voting instructions from Clients that are entitled to provide such instructions under the applicable investment advisory agreement;

(iv)	Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by Tennenbaum);

(v)	Accumulating Voting Results as set forth below in this policy and transmitting that information to the Compliance Officer in a timely manner; and

(vi)	Participating in the annual review of the policy function as set forth in this policy.

THE PROXY VOTING COORDINATOR MAY, WITH THE INVESTMENT COMMITTEE’S APPROVAL, DELEGATE ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS TO ONE OR MORE OTHER INDIVIDUALS EMPLOYED BY TENNENBAUM. ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS MAY BE PERFORMED BY SERVICE PROVIDERS ENGAGED BY TENNENBAUM.

Assembling Voting Information

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. Tennenbaum may engage service provides and other third parties to assemble this information, digest, abstract the information where necessary or desirable, and deliver it to the individuals assigned by Tennenbaum to evaluate proxy voting issues.

Portfolio Managers

The Portfolio Manager responsible for a particular Client is responsible for the timely voting (or determining not to vote in the appropriate cases) of proxies relating to the securities held on behalf of such Client in accordance with this policy. The Portfolio Manager may, to the extent not prohibited by agreement(s) setting forth its contractual obligations to such Client, and consistent with its fiduciary duties, delegate voting responsibilities to one or more other Portfolio Managers or other individuals. Portfolio managers are authorized to consider voting recommendations and other information and analysis provided by service providers (including proxy voting services) engaged by Tennenbaum.

Accumulating Voting Results

The Proxy Voting Coordinator is responsible for reporting the following information respecting the voting of each proxy to the Compliance Officer, as to each matter relating to a portfolio security held for a Client, considered at a shareholder meeting, and with respect to which the Client was entitled to vote:

(i)	The name of the issuer of the portfolio security;

(ii)	The exchange ticker symbol of the portfolio security;

(iii)	The CUSIP number for the portfolio security;

(iv)	The shareholder meeting date;

(v)	A brief identification of the matter voted on;

(vi)	Whether a vote was cast on the matter;

(vii)	How the vote was cast on the matter (e.g., for or against the proposal, or abstain, etc.); and

(viii)	Whether a vote was cast for or against management.

The foregoing information must be delivered to the Compliance Officer no later than July 31, for each 12 month period ending on the preceding June 30 commencing July 31, 2004 with respect to the period ending June 30, 2004. Tennenbaum may use third party service providers to record, accumulate and deliver the foregoing information to the Compliance Officer. The Proxy Voting Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more other individuals employed by Tennenbaum.

Communicating Votes

The Proxy Voting Coordinator shall communicate decisions on proxy votes to the custodian or to other persons who transmit or record votes on portfolio securities held by or for each Client in a timely manner. The Proxy Voting Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more individuals employed by Tennenbaum. Tennenbaum may engage one or more service providers to facilitate timely communication of proxy votes. Tennenbaum is not responsible for voting proxies that are not forwarded on a timely basis. Tennenbaum does not control the setting of record dates, shareholder meeting dates or the timing of distribution of proxy materials and ballots relating to shareholder votes as a general matter.

Record of Voting Delegation

The Compliance Officer shall maintain a list of all Clients with a specification as to each Client whether or not Tennenbaum is authorized to vote proxies respecting the Client’s portfolio securities.

Annual Review of Policy Function

The Compliance Officer shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

(i)	Review samples of the record of voting delegation maintained by the Compliance Officer against Voting Results to determine if Tennenbaum is exercising its authority to vote proxies on portfolio securities held on behalf of the selected Clients;

(ii)	Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the relevant period;

(iii)	Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this policy; and

(iv)	Prepare a written report to the Investment Committee respecting the foregoing items and, if requested to do so by the Investment Committee, prepare a written report to the board of any Registered Fund.

Disclosure and Comments on Voting

Tennenbaum will provide a copy of these policies and procedures to Clients upon request. Clients may also obtain information on how portfolio securities held on their behalf were voted by written request and addressed to Tennenbaum, Proxy Voting Coordinator. It is the policy of Tennenbaum not to comment on specific proxy votes with respect to securities held for a Client in response to inquiries from persons who are not specifically or authorized representative of such Client. The Investment Committee may authorize comments in specific cases, in its discretion.

Joining Insurgent or Voting Committees

It is the policy of Tennenbaum, for itself and its Clients, not to join any insurgent or voting committee or similar group unless doing so is consistent with the Client’s investment objective. The Investment Committee may, in other circumstances, approve participation in any such committee or group in its discretion, and shall advise the authorized representative of the Client of any such action.

Social Issues

It is the presumption of this policy that proxies shall not be voted on Social Issues, unless the advisory agreement with the Client provides otherwise. The Investment Committee may approve voting of any security held on behalf of a Client on any Social Issue.

Recordkeeping

The Compliance Officer shall maintain the following records:

(i)	Copies of this policy as from time to time revised or supplemented;

(ii)	A copy of each proxy statement that Tennenbaum receives regarding Client securities;

(iii)	Voting Results for each Client;

(iv)	A copy of any document created by Tennenbaum that was material to making a decision on how to vote proxies on behalf of a Client;

(v)	A copy of each written Client’s request for information on how Tennenbaum voted proxies on behalf of the Client and Tennenbaum’s response thereto;

(vi)	Communications to Client respecting Conflicts of Interest; and

(vii)	All written reports arising from annual reviews of policy function.

The Compliance Officer shall maintain and preserve in his office the foregoing records for a period of not less than five years from the end of Tennenbaum’ fiscal year during which the last entry was made on the record the first two years in an appropriate office of Tennenbaum. The Compliance Officer may use the Securities and Exchange Commission’s EDGAR database for the items referred to in item (ii) above, and the Investment Committee may authorize the Compliance Officer to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with applicable governmental regulations and (2) each service provider provides a written undertaking to furnish the records to Tennenbaum promptly upon request.

Adopted by Special Value Opportunities Fund, LLC, June 18, 2004
Adopted by Special Value Expansion Fund, LLC, August 19, 2004
Adopted by TCP Capital Corp. and Special Value Continuation Partners, LP, July 18, 2006

Adopted by Tennenbaum Opportunities Fund V, LLC, September 29, 2006

Adopted by Tennenbaum Opportunities Partners V, LP, December 22, 2006

ITEM 8.               PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)          (1)    As of the date of the filing of this report, the six persons with the most significant responsibility for the day-to-day management of the Registrant’s portfolio are Mark K. Holdsworth, Michael E. Leitner, Howard M. Levkowitz, Richard E. Spencer II, Michael E. Tennenbaum, and Rajneesh Vig (together, the “Portfolio Managers”). The titles, business experience, and length of service of Messrs. Holdsworth, Leitner, Levkowitz, Tennenbaum, and Vig (together, the “TCP Portfolio Managers”) are included in the “Directors and Officers” section of the Annual Shareholder Report in Item 1. The title, business experience, and length of service of Mr. Spencer is as follows:

Mr. Spencer leads Babson Capital’s Global Fund Investments operation (“Babson”), the registrant’s co-manager, and is a voting member of the Investment Committee of Tennenbaum Capital Partners, LLC (the “Investment Manager”) as a representative of Babson. He is responsible for the management of a team of investment professionals originating, analyzing, structuring and documenting private equity fund and direct equity co-investments across multiple alternative equity strategies. Mr. Spencer has 27 years of industry experience. Mr. Spencer joined MassMutual in 1989 after three years as a corporate loan analyst at a major New England bank and most recently co-lead Babson's Mezzanine and Private Equity Group for 13 years. He is Vice President of  Babson Capital Corporate Investors and  Babson Capital Participation Investors and Manager of Mezzco LLC, Mezzco II LLC, and Mezzco III LLC, the respective General Partners of Tower Square Capital Partners I, L.P., Tower Square Capital Partners II, L.P., and Tower Square Capital Partners III, L.P., Babson's three private mezzanine funds. Mr. Spencer is active as a voting member on the investment committee for the three private mezzanine funds as well as  three absolute return funds co-managed by the Investment Manager and Babson. He holds a B.A. in Economics and History from Bucknell University, an M.B.A. from the State University of New York at Buffalo and is a member of the CFA Institute.

(a)           (2)   Each of the Portfolio Managers is also primarily responsible for the day-to-day management of the portfolios of ten other accounts (the “Other TCP Accounts”) managed by the Investment Manager, comprised of three other registered investment companies with combined assets of $1,684.9 million, four other pooled investment vehicles with combined assets of approximately $314.0 million, two other business development companies with combined assets of approximately $549.2 million, and one other separately managed account with assets of approximately $50.1 million, each as of December 31, 2012, except that Mr. Spencer is not primarily responsible for the day-to-day management of one of the aforementioned registered investment companies with assets of approximately $286.9 million, three of the aforementioned other pooled investment vehicles with assets of approximately $312.3 million, nor of the separately managed account, each as of December 31, 2012, except that Mr. Tennenbaum is not primarily responsible for the day-to-day management of one of the aforementioned registered investment companies with assets of approximately $624.8 million, three of the aforementioned other pooled investment vehicles with assets of approximately $312.3 million, nor of the separately managed account, each as of December 31, 2012, and except that Mr. Vig is not primarily responsible for the day-to-day management of one of the aforementioned other pooled investment vehicles with assets of approximately $4.4 million, nor of the separately managed account, each as of December 31, 2012. The advisory compensation of each of these accounts, with the exception of the separately managed account, is based in part on the performance of the account during periods where such account meets minimum performance requirements.

Mr. Spencer has day to day responsibility over the management of a $1.2 billion private equity portfolio in MassMutual’s General Investment Account as well as responsibility for the management of Babson advisory accounts (together, the “Babson Accounts”), including two registered investment companies with combined assets of approximately $385.3 million and three other pooled investment vehicles with combined assets of approximately $1.5 billion, each as of December 31, 2012. The advisory fee of each of the three aforementioned Babson Accounts that are other pooled investment vehicles is based in part on the performance of the account.

Material conflicts of interest that may arise in connection with the Portfolio Managers’ management of the Registrant’s investments, on the one hand, and the investments of the Other TCP Accounts, on the other, include the following:

The Other TCP Accounts may invest in assets eligible for purchase by the Registrant. The investment policies, fee arrangements and other circumstances of the Registrant may vary from those of the Other TCP Accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among the Registrant and the Other TCP Accounts. In general, and except with respect to any of the Other TCP Accounts that are being wound down or are feeder funds of one of the Other TCP Accounts, the Investment Manager and its affiliates will allocate investment opportunities pro rata among the Registrant and the Other TCP Accounts (assuming the investment satisfies the objectives of each) based on the amount of funds each then has available for such investment and under management by the Investment Manager and its affiliates. Investment opportunities in privately placed securities are subject to allocation procedures adopted by the Board of Directors and the terms of the co-investment exemptive order obtained for the Registrant. In certain cases, investment opportunities may be made other than on a pro rata basis. For example, the Investment Manager may determine that it is appropriate for the Registrant to retain an asset at the same time that one or more of the Other Accounts sells it. The Investment Manager and its affiliates intend to allocate investment opportunities to the Registrant and the Other TCP Accounts in a manner that they believe in their judgment and based upon their fiduciary duties to be appropriate given the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of the Registrant and the Other TCP Accounts. All of the foregoing procedures could in certain circumstances affect adversely the price paid or received by the Registrant or the availability or size of a particular investment purchased or sold by the Registrant.

(a)          (3)   Each of the TCP Portfolio Managers except Mr. Tennenbaum receives a fixed salary from the Investment Manager. Additionally, each of the TCP Portfolio Managers receives fixed periodic distributions from the Investment Manager. Further, each of the TCP Portfolio Managers receives periodic pro rata distributions of any profits of the Investment Manager based on his equity interest therein. Such distributions include performance fees paid to the Investment Manager by the other registered investment companies that pay performance fees. Performance allocations from the Registrant and the other registered investment company that is a limited partnership (together, the “LPs”) are paid to the general partner of the LPs (the “General Partner”). Performance allocations from the other pooled investment vehicles are paid to the managing member of each such vehicle (together, the “Managing Members”). Each of the TCP Portfolio Managers receives periodic pro rata distributions of any profits of the Managing Members and the General Partner, based on his equity interests therein. Messrs. Leitner and Vig do not currently have equity interests in the managing members of two of the other pooled investment vehicles. Mr. Tennenbaum receives all distributions from the Investment Manager, the Managing Members, and the General Partner through Tennenbaum & Co., LLC (“TCO”), which holds Mr. Tennenbaum’s equity interest in such entities. Mr. Tennenbaum is the managing member of TCO. Except as otherwise agreed, each of the TCP Portfolio Managers is also eligible for a discretionary bonus paid by the Investment Manager based on an assessment by the Investment Manager of the TCP Portfolio Manager’s relative contribution to the Investment Manager’s overall activities. Neither the Registrant nor any of the Other TCP Accounts reimburse TCO for use of private aircraft and do not pay TCO for the use of any personal property items. The Investment Manager may reimburse TCO for certain limited uses of a private aircraft and the Investment Manager pays TCO a monthly rental fee for the use of certain personal property items.

Mr. Spencer is compensated by Babson for his services. His compensation package is comprised of a market-driven base salary, a performance-driven annual bonus, and discretionary long-term incentives. The performance-driven bonus is based on the performance of the Babson Accounts relative to appropriate benchmarks, including with respect to the Barclays Capital Intermediate U.S. Credit and the S & P Industrial Index, in addition to the Russell 2000 Index and Barclays Capital U.S. Corporate High Yield Index. Performance of the Babson Accounts are evaluated on a pre-tax basis, and are reviewed over one and three-year periods, with greater emphasis given to the latter. There are other factors that affect bonus awards to a lesser extent, such as client satisfaction, teamwork, the assets under management, and the overall success of Babson. Such factors are considered as a part of the overall annual bonus evaluation process by the management of Babson. Long-term incentives are designed to share with participants the longer-term value created in Babson. Long-term incentives may take the form of deferred cash awards (including deferred cash awards that provide Mr. Spencer with the economic equivalent of a “shareholder” interest in the firm by linking the value of the award to a formula which ties to the value of the business), and/or a deferred cash award or a direct profit sharing interest that results in Mr. Spencer receiving amounts based on the amount of the performance fee paid by such fund. These long-term incentives vest over time and are granted annually, based upon the same criteria used to determine the performance-driven annual bonus detailed above. Because Mr. Spencer is responsible for multiple accounts, he is compensated on the overall performance of the accounts that he manages, rather than a specific account, except for the portion of compensation relating to any performance fee award. Mr. Spencer also receives a percentage of the performance compensation Babson receives for its services to the registered investment companies that are managed by the Investment Manager and co-managed by Babson.

(a) (4)    The dollar range of equity securities in the Registrant beneficially owned by each of the Portfolio Managers at December 31, 2012 is as follows:

Mark K. Holdsworth	None
Michael E. Leitner	None
Howard M. Levkowitz	None
Richard E. Spencer II	None
Michael E. Tennenbaum	None
Rajneesh Vig	None

(b)         Not applicable.

ITEM 9.            PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.             CONTROLS AND PROCEDURES.

(a)          The Registrant's Chief Executive Officer and Chief Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely manner.

(b)          None.

ITEM 12.            EXHIBITS.

(a)          (1)  Code of Ethics referred to in Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)          (2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)          Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tennenbaum Opportunities Partners V, LP

By:	/s/ Mark K. Holdsworth
Name: Mark K. Holdsworth
Title: Chief Executive Officer
Date: March 11, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Mark K. Holdsworth
Name: Mark K. Holdsworth
Title: Chief Executive Officer
Date: March 11, 2013

By:	/s/ Paul L. Davis
Name: Paul L. Davis
Title: Chief Financial Officer
Date: March 11, 2013